As filed with the Securities and Exchange
Commission on June 3, 2024
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Northwest Biotherapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2024
Dear Stockholder:
You are hereby cordially invited to attend the 2024 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., (the “Company”) which will be held on Saturday, June 29, 2024 at 1:30 p.m. (local time) at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting.
Stockholders may attend the Annual Meeting in person, or may connect from a remote location through an audio-only link to the Annual Meeting (as explained below). Prior to the meeting, the Company will issue a notice with information on how to access the audio-only connection. Stockholders who cannot attend the Annual Meeting will need to vote prior to the meeting as the audio-only link will not enable voting during the meeting.
Following the Annual Meeting, there will be an informal discussion period as time permits. Stockholders may submit written questions to the Company prior to 6:00 p.m. Eastern Time on Wednesday, June 26, 2024.
We are holding the Annual Meeting for the following purposes:
1.
To elect two members to our Board of Directors to serve as a Class I Directors for a term of three years;

2.
To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.
To ratify the same option awards that were made in 2020 to the named executive officers and for which the stockholders already voted in favor in an advisory vote at the 2021 Annual Meeting and in a ratification vote at the 2022 Annual Meeting;

4.
To ratify the same option awards that were made in 2020 to the non-executive Directors on the Board of Directors, and that were previously reported and previously approved by stockholders at the 2022 Annual Meeting;

5.
To approve, on an advisory basis, the Company’s executive compensation; and

6.
To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at this Annual Meeting.
Only stockholders of record on our books at the close of business on May 9, 2024 will be entitled to attend and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. For 10 days prior to the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the Annual Meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.
The items to be considered are summarized in this Notice of the Annual Meeting of Stockholders and more fully described in this Proxy Statement. The Notice of the Annual Meeting of Stockholders, the Proxy Statement and the enclosed proxy card are expected to first be mailed and made available starting on or about June 3, 2024 to all record holders of shares of our common stock as of the close of business on May 9, 2024. Shares of our common stock represented by proxies will be voted as described in the Proxy Statement or as specified by each stockholder.
A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2023 which contains our consolidated financial statements for the fiscal year ended December 31, 2023, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2023 Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2023 are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Georgeson LLC:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 529-0508
Monday through Friday, 9:00 AM EDT — 11:00 PM EDT
Saturday, 12:00 PM EDT — 6:00 PM EDT
We strongly recommend voting before the Annual Meeting, even if you plan to attend the meeting in person, to avoid any last minute issues relating to the identification of the shares.
All stockholders may vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC. The attached proxy statement provides more information regarding the attendance and voting procedures.
A beneficial stockholder whose shares are held through an intermediary banker/broker, rather than at Computershare, also has two other voting options in addition to the option to vote by calling or being called by Georgeson:
•
The first additional voting option is to vote prior to the meeting through their banker/broker.

•
The second additional voting option is to fill out the Voter Information Form (VIF) included in the proxy statement materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then submit that legal proxy to Computershare. If you are using this method, we request that you submit your vote before 6:00 p.m., Eastern Time on Wednesday, June 26, 2024. It may take a number of days to receive the legal proxy after application.

Stockholders who attend the Annual Meeting in person may also vote at the meeting.
We strongly recommend that all stockholders vote through the proxy solicitor as this method is much faster, easier, has far less steps, and is generally more efficient than the VIF form method.
This proxy statement subsequently provides more details and numbers to call with any questions concerning procedures for the Annual Meeting.
The Company also stands ready to help in any way.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
June 3, 2024

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE ONLINE, BY PHONE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 29, 2024:
The Notice of Annual Meeting and Proxy Statement and 2023 Annual Report is available at:
http://www.edocumentview.com/NWBO

Page
PROXY STATEMENT	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	4
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	7
PROPOSAL NO. 3 — RATIFICATION OF THE SAME OPTION AWARDS THAT WERE MADE IN 2020 TO THE NAMED EXECUTIVE OFFICERS AND FOR WHICH THE STOCKHOLDERS ALREADY VOTED IN FAVOR IN AN ADVISORY VOTE AT THE 2021 ANNUAL MEETING AND IN A RATIFICATION VOTE AT THE 2022 ANNUAL MEETING	8
PROPOSAL NO. 4 — RATIFICATION OF THE SAME OPTION AWARDS THAT WERE MADE IN 2020 TO THE NON-EXECUTIVE DIRECTORS ON THE BOARD OF DIRECTORS, AND THAT WERE PREVIOUSLY REPORTED AND PREVIOUSLY APPROVED BY STOCKHOLDERS AT THE 2022 ANNUAL MEETING	18
PROPOSAL NO. 5 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
CORPORATE GOVERNANCE MATTERS	26
EXECUTIVE COMPENSATION	29
PRINCIPAL ACCOUNTANT FEES AND SERVICES	46
OTHER MATTERS	47
ADDITIONAL INFORMATION	48
APPENDIX A	A-1
APPENDIX B	B-1

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2024
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Saturday, June 29, 2024 at 1:30 p.m. Eastern Time, and any adjournments or postponements of the Annual Meeting.
The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on May 9, 2024 will be entitled to attend and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on May 9, 2024, we had 1,210,879,427 shares of common stock outstanding and 1,211,971 shares of preferred stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Each share of preferred stock is convertible into 25 shares of common stock and hence entitles the record holder to 25 votes on each matter to be voted upon at the Annual Meeting. Copies of the Notice of the Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and the 2023 Annual Report are expected to be mailed to stockholders of record on or about June 3, 2024. Exhibits to the 2023 Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.
Attending the Annual Meeting and Voting
Only stockholders of record on our books at the close of business on May 9, 2024 will be entitled to attend and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Stockholders may attend the Annual Meeting in person, or may connect from a remote location through an audio-only link to the Annual Meeting. Prior to the Annual Meeting, the Company will issue a notice with information on how to access the audio-only connection.
Stockholders who cannot attend the Annual Meeting will need to vote prior to the meeting, using the procedures described below, as the audio-only link will not enable voting during the meeting.
If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot upon your arrival. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on May 9, 2024, the record date for voting. If you plan to vote in person at the meeting, please bring valid identification. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
Voting Procedures
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy online, by telephone using the toll-free number listed on the enclosed proxy card, or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote online or by telephone, please do not also mail the enclosed proxy card. If you return your proxy to the Company, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board on each of the Proposals. If other matters come before the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting.
All stockholders may vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC, or by contacting Georgeson. The contact information is as follows:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 529-0508
Monday through Friday, 9:00 AM EDT — 11:00 PM EDT
Saturday, 12:00 PM EDT — 6:00 PM EDT
A beneficial stockholder whose shares are held through an intermediary banker/broker, rather than at
Computershare, also has two other voting options in addition to the option to vote by calling or being called by Georgeson:
•
The first additional voting option is to vote prior to the meeting through their banker/broker.

•
The second additional voting option is to fill out the Voter Information Form (VIF) included in the proxy statement materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then submit that legal proxy to Computershare. If you are using this method, we request that you submit your vote before 6:00 p.m., Eastern Time on Wednesday, June 26, 2024. It may take a number of days to receive the legal proxy after application.

Stockholders who attend the Annual Meeting in person may also vote at the Meeting.
We strongly recommend that all stockholders vote through the proxy solicitor as this method is much faster, easier, has far less steps, and is generally more efficient than the VIF form method.
We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. The Company has retained Georgeson LLC to solicit proxies for the Annual Meeting, and may use the services of other third-parties to solicit proxies for the Annual Meeting (in which case the Company may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Annual Meeting will not itself be deemed to revoke your proxy unless you vote at the Annual Meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting of stockholders. A majority of shares entitled to vote generally in the election of directors at the Annual Meeting which are present in-person at the Annual Meeting or represented by proxy shall constitute a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.

Votes Required for Approval; Broker Non-Votes
Each share of common stock is entitled to one vote on the matters to be voted on at the Annual Meeting, and each share of preferred stock is entitled to twenty-five votes on the matters to be voted on at the Annual Meeting. As of May 9, 2024, there were 1,210,879,427 shares of our common stock outstanding and entitled to vote at the Annual Meeting, and 1,211,971 shares of preferred stock entitled to vote at the Annual Meeting.
For Proposal No. 1, the directors will be elected by a plurality of all votes properly cast at the Annual Meeting, assuming a quorum is present. For Proposal No. 2, the affirmative vote of a majority of the votes cast with respect to such matter is required to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For Proposal No. 3, the affirmative vote of a majority of the votes cast by disinterested stockholders with respect to such matter is required to ratify the same option awards that were made in 2020 to the Company’s named executive officers and for which the stockholders already voted in favor in an advisory vote at the 2021 Annual Meeting and in a ratification vote at the 2022 Annual Meeting. For Proposal No. 4, the affirmative vote of a majority of the votes cast by disinterested stockholders with respect to such matter is required to ratify the same option awards that were made in 2020 to the non-executive directors on the Board of Directors, and that were previously reported and previously approved by stockholders at the 2022 Annual Meeting. For Proposal No. 5, the affirmative vote of a majority of the votes cast with respect to such matter is required to approve, on an advisory basis, the compensation of our named executive officers.
With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for,” “against” or “abstaining” with respect to such routine matters.
With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted “for,” “against,” “abstaining” or “withheld from” with respect to such non-routine matters.
For Proposals No. 1 through No. 5, abstentions and broker non-votes, if any, will have no effect with respect to such matters.
Proxy Solicitation
The Company has retained the services of Georgeson LLC, and may retain the services of other third-parties, to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services to be rendered by Georgeson LLC is estimated to be $80,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.
Householding
Stockholders of record who reside at the same address will receive a single copy of our 2023 Annual Report, Proxy Statement and Notice of the Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.
If you receive multiple copies of our 2023 Annual Report, Proxy Statement and Notice of the Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below, and we will modify our future mailings in accordance with your request. If you hold your shares in “street name,” you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Directors and Nominee for Director
We have a classified Board of Directors currently consisting of two Class I Directors (Dr. Alton L. Boynton and Ambassador J. Cofer Black), one Class II Director (Mr. Pat Sarma) and two Class III Directors (Ms. Linda F. Powers and Dr. Navid Malik). Pat Sarma was appointed to the Board in March 2024 as a Class II Director to complete the remainder the term of Mr. Jerry Jasinowski, who retired from the Board in March 2024 for medical reasons. Mr. Sarma was recommended to the Company’s Nominations Committee by an executive officer.
At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, two Class I Directors will be presented to the stockholders for election to a three-year term that expires at the Annual Meeting to be held in 2027. As a Class II Director, Mr. Sarma’s term expires at the Annual Meeting to be held in 2025, and the Class III Directors were elected in December 2022 to a term that expires at the Annual Meeting to be held in 2026.
The persons named in the enclosed proxy will vote to elect Dr. Alton L. Boynton and Ambassador J. Cofer Black as Class I Directors unless your proxy is marked otherwise. Dr. Boynton and Ambassador Black have indicated their willingness to serve, if elected. If either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Dr. Boynton and Ambassador Black will be unable to serve if elected.
Set forth below is the name and age of each member of our Board (including Dr. Boynton and Ambassador Black, the nominees for election as Class I Directors), and the positions and offices held by the member, the member’s principal occupation and business experience during at least the past five years, the names of other publicly held companies of which the member serves as a director and the year of the commencement of the member’s term as a member of our Board.
Vote Required for Approval
Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class I nominees receiving the highest number of votes cast will be elected.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your shares of common stock will be voted for the election of the nominee named in this proxy statement.
If you are a beneficial owner of shares of common stock held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.
Recommendation
We recommend that you vote FOR Dr. Alton L. Boynton and Ambassador J. Cofer Black as Class I Directors.
Family Relationships
There are no family relationships between any of our directors or executive officers.

Directors
Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of May 9, 2024 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Linda F. Powers	68	Class III Director, Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer
J. Cofer Black	74	Class I Director
Dr. Alton L. Boynton	79	Class I Director, Chief Scientific Officer and Secretary
Pat Sarma	79	Class II Director
Dr. Navid Malik	55	Class III Director
Director Biographies
Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007, Chief Executive Officer and President since June 8, 2011 and Chief Financial and Accounting Officer since June 8, 2020. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III from 2010 to 2018. She also had over 16 years’ prior experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers has served on the Maryland Stem Cell Research Commission since its establishment in 2006, and served as the Chair for its first two years of operations. Ms. Powers previously served on the boards of the Rosalind Franklin Society, M2GEN (an affiliate of Moffitt Cancer Center), a Steering Committee of the National Academy of Sciences evaluating government research funding, and several Governors’ commissions on the development of biotech and other technology industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.
J. Cofer Black.   Ambassador Black was appointed to the Board of Directors in January 2016. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. In addition to serving on company boards, he presently serves as an independent consultant. Between 2009 and 2016, he served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002 — 2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and an M.A. in International Affairs from the University of Southern California in 1974. We believe Ambassador Black’s background and experience in business management and information technology make him well qualified to serve as a Director.
Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton has over 170 publications, three edited books, and 300 abstracts. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.
Pat Sarma.   Mr. Sarma was appointed to the Board of Directors in March 2024. Mr. Sarma brings decades of experience as a business executive and as a venture capital investor. One of the companies he founded and built was American Megatrends Inc. (AMI), which developed hardware, software and firmware components of PC-based systems. AMI developed the AMIBIOS firmware program for IBM-PC compatibility. The BIOS (Basic Input Output System) is the heart of PC-compatibility and all application programs access the BIOS in reading from or writing to peripheral units such as drives, keyboards, mouse, etc. AMI also developed, among other software, the AMI RAID Controller and Management software that was the fastest performer in the industry during the 1990’s and early 2000’s. Mr. Sarma’s interests in AMI were acquired in 2001, and thereafter he became a venture capital investor in the private equity markets. He was an owner for a number of years of the N.J. Devils team in the National Hockey League, and has invested in a diverse range of industries including medical and environmental companies. Mr. Sarma received a Master’s Degree in Industrial Engineering and Operations Research from Georgia Tech and a Bachelor’s Degree in Mechanical Engineering from the University of Madras. We believe that Mr. Sarma’s background and experience make him well qualified to serve as a director.
Dr. Navid Malik.   Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik is currently Head of Research and an Executive Director at The Life Sciences Division, a UK Investment Bank (since 2018). From January 2012 to December 2015, Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to its charter, the Audit Committee of our Board has appointed the firm Cherry Bekaert LLP (“Cherry Bekaert”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment for the fiscal year ending December 31, 2024. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.
Vote Required for Ratification
Ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast with respect to such matter at the Annual Meeting.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your shares of common stock will be voted for the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Recommendation
The Board unanimously recommends that you vote FOR the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL NO. 3 — RATIFICATION OF THE SAME OPTION AWARDS THAT WERE MADE IN 2020 TO THE NAMED EXECUTIVE OFFICERS AND FOR WHICH THE STOCKHOLDERS ALREADY VOTED IN FAVOR IN AN ADVISORY VOTE AT THE 2021 ANNUAL MEETING AND IN A RATIFICATION VOTE AT THE 2022 ANNUAL MEETING
Executive Summary
The Board of Directors seeks stockholder approval of resolutions ratifying certain option awards which were granted to the Company’s four senior executives in 2020 (the “2020 Executive Options”), reflecting the progress achieved during 2018-2020 and the executives’ roles and contributions. The 2020 Executive Options were awarded to Linda Powers, Les Goldman, Dr. Marnix Bosch and Dr. Alton Boynton.
The 2020 Executive Options were already approved by stockholders in an advisory vote in 2021 and in a ratification vote in 2022, with approval each time by 90% of the votes cast (further details below). In 2022, however, the Plaintiff (defined below) filed a lawsuit challenging the 2020 Executive Options and asserting that the two prior stockholder votes were insufficient. Consequently, the Board of Directors is now seeking, with this Proposal, a third stockholder vote on the same 2020 Executive Options.
No equity awards have been made to the executives in the four years since the 2020 awards. The 2020 Executive Options were already counted in the Company’s capitalization table in 2020.
The Board recommends that, in order to be fully informed, stockholders read in their entirety Proposal No. 3 herein, Proposal No. 4 herein, the Plaintiff’s Amended Complaint (attached as Appendix A), and the Delaware Court’s decision denying the Motion to Dismiss the lawsuit (attached as Appendix B) before voting on Proposal No. 3 or Proposal No. 4.
As set forth in greater detail below, the lawsuit alleges, among other things, that the 2020 Executive Options were not intended as a reward for performance or the milestones that had been achieved in the Company’s programs, but instead were solely to “true up” certain executives to offset the dilutive effects of the Company’s financing transactions. The lawsuit also alleges that the 2020 Options (as defined below) were financially unfair, that the award process and bases were defective because the 2020 Options were evaluated internally by management, the Compensation Committee and the non-executive members of the Board (the Individual Defendants, as defined below) rather than by an external compensation consultant, that approving or accepting the 2020 Options was a breach of fiduciary duties and constituted unjust enrichment, and that the stockholders were not sufficiently informed to be able to cast an effective vote for or against the 2020 Options. The Plaintiff filed the lawsuit against Board members Ambassador J. Cofer Black, Dr. Navid Malik, and Jerry Jasinowski (who has since retired for medical reasons), as well as members of management Linda Powers, Les Goldman and Dr. Al Boynton (the foregoing collectively, the “Individual Defendants”). The descriptions and summary of the lawsuit herein are qualified in their entirety by reference to the proceedings in In re Northwest Biotherapeutics, Inc. Stockholder Litigation, C.A. No. 2022-0193-JTL, pending in the Delaware Court of Chancery (the “Delaware Litigation” or the “Proceedings”).
As also set forth in more detail below, the Individual Defendants dispute the Plaintiff’s allegations for multiple reasons. The Individual Defendants note that equity awards to the Company’s executives have only been made to two of the four senior executives (Ms. Powers and Mr. Goldman) twice in the 13 years since 2011 (in 2018 and in 2020), and have only been made to the other two senior executives (Dr. Bosch and Dr. Boynton) three times in these 13 years (2017, 2018 and 2020), while other biotech companies usually make equity awards every year. The Individual Defendants also note that the Plaintiff’s allegations compare single-year equity compensation at other companies with equity granted only once over multiple years at the Company.
Company management, the Compensation Committee, and the Board routinely discuss compensation, including equity compensation, for employees, directors, and consultants in numerous meetings before ultimately implementing the compensation. The Individual Defendants assert that the 2020 Executive Options took account of a number of factors, including the years of service, the executives’ performance, the multiple different roles performed by each of these executives, the progress and milestones achieved by 2020 with an exceptionally small team of just four senior executives (including in the Phase 3 clinical trial program, Sawston facility development, negotiations for Flaskworks, expansion of intellectual property and other areas), as well as the need to retain and incentivize these key executives going forward, and the Company’s overall compensation philosophy.
The Individual Defendants note that management had previously evaluated such performance factors for each key executive in 2018. After considering those performance factors along with certain market information from other oncology biotech companies that were developing competing or similar technologies as Northwest Biotherapeutics (dendritic cell therapies or various treatments for brain cancer), that were at the same stage of company development as Northwest Biotherapeutics (in late stage clinical trials, with no product approved or on the market yet), and that management identified as peers of Northwest Biotherapeutics on these bases, management had proposed, and the Compensation Committee and the non-executive Board members had approved, a specific percentage of the equity pool (“Equity Pool Allocation”) for each key executive.
The Individual Defendants note that, in 2020, the Compensation Committee and non-executive Board members reassessed the executives’ roles and performance, and their respective Equity Pool Allocations, based in part on recommendations from management. The Individual Defendants note that the Committee and non-executive Board members approved 2020 Equity Pool Allocations that were substantially the same as in 2018 and that the 2020 Executive Options were issued from the available Equity Pool under the Company’s Equity Compensation Plan in accordance with the respective Allocations. Certain Board minutes referred to them internally as true ups that maintained substantially the same Equity Pool Allocations that were determined in 2018 — and the Individual Defendants assert that they did so in light of the executives’ performance, as evaluated by management, the Compensation Committee and the non-executive Board members, and not as automatic, unearned true-ups as the Plaintiff alleges.
For these reasons and as set forth in greater detail below, the Board of Directors recommends stockholders vote “Yes” on Proposal No. 3.
General
Prior to voting on Proposal No. 3 and to provide stockholders transparency about the Plaintiff’s challenges to the ratification of Proposal No. 3, below is a summary of litigation filed by Plaintiff Glenn F. Schaeffer (the “Plaintiff”), a Company stockholder. This summary is qualified in its entirety by reference to the Proceedings.
Plaintiff has brought derivative1 and direct claims, on an individual and class-wide basis, against the Individual Defendants Ambassador J. Cofer Black, Jerry Jasinowski, Dr. Navid Malik, Dr. Alton L. Boynton, Linda Powers and Leslie J. Goldman and nominal defendant Northwest Biotherapeutics (together with the Individual Defendants, the “Defendants”) challenging the 2020 Executive Options and the 2020 Director Options which are addressed under Proposal No. 4 (the 2020 Executive Options and the 2020 Director Options, collectively the “2020 Options”) and related disclosures.
In the Delaware Litigation, Plaintiff seeks, among other things, to rescind all of the 2020 Executive Options (and all of the 2020 Director Options, which are addressed under Proposal No. 4 below).
On February 22, 2023, the Defendants filed a motion to dismiss the Delaware Litigation following the prior stockholder votes in support of the 2020 Options.
On November 17, 2023, and as explained in greater detail below, the Delaware Court of Chancery denied the Defendants’ motion to dismiss (the “Motion to Dismiss Ruling”) and allowed the litigation to proceed. As a result, the Board is seeking another stockholder vote at this year’s Annual Meeting.
The Plaintiff provided a brokerage statement indicating that as of March 31, 2021 he owned 11,000 shares of the Company’s common stock. The Individual Defendants have served discovery requests on the Plaintiff requesting evidence of the Plaintiff’s shareholding in the Company throughout the period at issue in this case, but to date the Plaintiff has not provided it. As of the Record Date, there were 1,241,178,702 shares of common stock outstanding, including the outstanding preferred stock on an as converted basis. If

1
A derivative action is a lawsuit brought by a stockholder of a corporation on the corporation’s behalf to assert a legal right or claim of the corporation.

the Plaintiff continued to hold 11,000 shares as of the Record Date, his position represented approximately 0.00089% of the Company’s outstanding shares of stock.
A copy of Plaintiff’s Amended Complaint is attached as Appendix A to this proxy statement (the “Amended Complaint”). A copy of the Court of Chancery’s Motion to Dismiss Ruling is attached as Appendix B to this proxy statement. As noted above, stockholders should read both the Amended Complaint and the Motion to Dismiss Ruling in their entirety to understand fully Plaintiff’s allegations and the Court of Chancery’s reasoning for allowing the litigation to proceed to trial.
Effects of a “Yes” Vote or “No” Vote on this Proposal No. 3.
“No” Vote
If stockholders vote “No” on Proposal No. 3 and do not ratify the 2020 Executive Options, the Delaware Litigation will proceed and the Individual Defendants will need to prove the “entire fairness” of the 2020 Options.
Further, if the Delaware Litigation proceeds and the Plaintiff prevails at trial, the Individual Defendants anticipate that the Plaintiff will not only ask the Court to rescind and take away the 2020 Executive Options and 2020 Director Options in their entirety, but also that the Plaintiff will ask the Court to approve an award of millions of dollars of fees to the Plaintiff’s attorneys payable by the Company.
The Board believes that the legal fees, distraction and disruption associated with continuation of the Delaware Litigation will have a negative impact on the Company at a time when management’s time and attention, and the Company’s financial resources, would be best spent on pursuing regulatory approval and commercial launch of the Company’s DCVax-L product, pursuing reimbursement coverage, further buildout of the Sawston facility, deployment of the Flaskworks system and manufacturing scale-up, restart of the DCVax-Direct program and expansion of the Company’s pipeline, pursuit of the Company’s lawsuit against certain market makers, and other major milestones.
The Individual Defendants reserve the right to, and plan to, continue to dispute the allegations of the Plaintiff’s Amended Complaint.
“Yes” Vote
If stockholders vote “Yes” on Proposal No. 3 and ratify the 2020 Executive Options, the Individual Defendants intend to seek dismissal of part or all of the Delaware Litigation described below on the grounds that the challenged awards have been ratified by the Company’s stockholders and therefore the Amended Complaint fails as a matter of law.
If the stockholders vote “Yes” on this Proposal No. 3 and ratify the 2020 Executive Options, this ratification will only relate to the same options that were previously approved by the stockholders in the advisory vote in 2021 and the ratification in 2022, and that were already counted in the Company’s capitalization table in 2020.
Vote Required for a “Yes” Vote
Re-approval and ratification of the 2020 Executive Options requires a majority of the votes cast with respect to this Proposal No. 3 at this Annual Meeting by disinterested stockholders.2
Summary of the Delaware Litigation
On June 8, 2022, Plaintiff brought a consolidated stockholder derivative and class action on behalf of the Company (the “Complaint”) against the Board and management as Individual Defendants and the Company as the nominal defendant (collectively, “Defendants”).

2
‘Disinterested stockholders’ means parties who own shares of the Company’s stock other than parties who are Company insiders (directors or employees) or related parties. In Northwest Biotherapeutics, such insiders and related parties own mostly options, which have no votes and are not shares — collectively, the insiders and related parties own only 3.8 percent (3.8%) of the Company’s voting stock.

This summary of the Delaware Litigation is qualified in its entirety by the Proceedings. Among other things, the Complaint alleged that the 2020 Options were financially unfair and not intended as a reward for performance or milestones achieved in the Company’s operations but instead were solely an unearned true-up to offset the dilutive effects of the Company’s financing transactions. The Complaint alleged that the process and bases for the 2020 Options were defective because the evaluations were done internally and not by an external compensation consultant, and that the 2020 Options were not supported by any peer group analysis. The Complaint further alleged that by approving or accepting the 2020 Options the Individual Defendants breached their fiduciary duties and were unjustly enriched. As detailed below, the 2020 Executive Options and the 2020 Director Options were discussed and considered at length, in numerous Board and Compensation Committee meetings between December 2019 and September 2020, as well as later in 2020, and were not executed and issued until months after the approvals. Nonetheless, the Complaint alleged that the timings of the 2020 Executive Options and the 2020 Director Options were too close together, the approvals should be considered a single transaction in which all members of the Board had a conflict of interest, and consequently all approvals should be rescinded.
Based on these claims, the Plaintiff seeks to rescind all of the 2020 Options. In addition, the Individual Defendants anticipate that the Plaintiff will ask the Court to approve an award of millions of dollars of fees to the Plaintiff’s attorneys payable by the Company if the Plaintiff prevails in having all of the 2020 Options rescinded.
On August 31, 2022, Defendants filed a motion to dismiss the Complaint or, in the alternative, to stay (pause) it. On October 31, 2022, the Plaintiff filed an opposition to Defendants’ motion to dismiss. On December 7, 2022, the Court of Chancery entered a joint stipulation of the parties staying briefing on the motion to dismiss pending the outcome of the stockholder vote on the 2020 Options at the December 2022 Annual Meeting.
At the Annual Meeting on December 30, 2022, above 90% of the Company’s shares voted (representing 56.9% of all eligible votes) were cast to ratify the 2020 Executive Options, and above 90% of the Company’s shares voted (representing 57.6% of all eligible) were cast to approve the 2020 Director Options.
The same day as the stockholders’ approval of the 2020 Options at the December 30, 2022 Annual Meeting, the Plaintiff filed an Amended Complaint asserting new claims of breach of fiduciary duties for alleged deficiencies in the proxy statement for that December 30, 2022 Annual Meeting, and asserting that the stockholder votes at the 2022 Annual Meeting should be disregarded based on these new claims. As noted above, the Amended Complaint is attached as Appendix A hereto.
The Amended Complaint added claims asserting that stockholders may not have known what it meant to vote in favor or against the 2020 Option awards, and that the proxy contained false and misleading information and omissions in describing the 2020 Options awards as being based on considerations of service, performance and market factors, and that the proxy should have said that the awards were solely unearned true-ups. The Amended Complaint also sought a declaratory judgment that the stockholder ratification of the compensation awards to the executive officers was not legally binding because it was structured so that stockholders voted on the Executives’ Options together as a “bundle,” and the Directors’ Options as a separate “bundle,” rather than voting separately on each individual person. The Company’s understanding is that there is no such legal requirement for voting separately on each individual person, and the Company notes that it is not customary practice to do so in compensation votes, such as Say on Pay for executive compensation.
On February 22, 2023, Defendants filed a motion to dismiss the Amended Complaint based upon the stockholder votes at the December 2022 Annual Meeting.
On March 24, 2023, the Plaintiff filed an Opposition to the Motion to Dismiss, again arguing that the stockholder votes should be deemed insufficient.
On September 8, 2023, the Court held a hearing on Defendants’ motion to dismiss.
On November 17, 2023, the Court issued an oral ruling denying the Motion to Dismiss (“Motion to Dismiss Decision,” attached hereto as Appendix B). The Court noted that, at the Motion to Dismiss stage, allegations by the Plaintiff in the Amended Complaint must be viewed by the Court in the light most favorable to the Plaintiff and all “reasonably conceivable” allegations must be assumed by the Court to be true. With that perspective, the Court held that the Plaintiff’s allegations were sufficient to survive dismissal. The Court also held, among other things, that the Plaintiff’s allegations were at least “reasonably conceivable” that the stockholder vote was not fully informed in regard to the alleged true-up purpose, the proxy description that the option awards were based on performance and market information, and the effects of a negative vote on the options. This summary is qualified in its entirety by reference to the Proceedings.
On December 20, 2023, the Company answered the Amended Complaint.3 On December 28, 2023, the Individual Defendants answered the Complaint and disputed the Plaintiff’s core allegations.
The parties are now in the discovery stage of the Delaware Litigation. Fact discovery is scheduled to conclude by October 11, 2024; expert discovery is scheduled to occur from October 18, 2024 to January 15, 2025. A nearly week-long trial is scheduled for May 12-15, 2025. Thus, the Delaware Litigation is expected to cost the Company millions of dollars and require hundreds of hours of management’s time, which the Board believes would be better spent achieving the Company’s milestones and pursuing commercialization.
Summary of the Bases Upon Which the Individual Defendants Dispute the Plaintiff’s Allegations
The Individual Defendants dispute the Plaintiff’s allegations in the Delaware Litigation, and believe that the 2020 Executive Options (and 2020 Director Options addressed under Proposal No. 4 below) were properly awarded, and were and are in the best interests of the Company and its stockholders. Among other reasons, they assert the following:
•
The Company has only made equity awards to two of its four senior executives (Ms. Powers and Mr. Goldman) twice in the 13 years since 2011: in 2018 and in 2020, and only made awards to the other two senior executives (Dr. Bosch and Dr. Boynton) three times in these 13 years (2017, 2018 and 2020). No equity awards were made during 2012, 2013, 2014, 2015, 2016, 2019, 2021, 2022, 2023 or 2024 year to date. In contrast, publicly traded biotech companies generally award a combination of equity and cash compensation to their key officers on an annual basis.

•
In the Delaware Litigation, the Plaintiff’s allegations against the 2020 Executive Options in Northwest Biotherapeutics compare single-year equity compensation in other companies to equity awards made by Northwest Biotherapeutics only once in multiple years.

•
At the time of the 2020 Option awards, the Company had 1.2 billion securities outstanding. The 2020 Executive Options were an aggregate total of 135.8 million options, comprising approximately 11.7% of the securities outstanding. The 2020 Director Options were an aggregate total of 26.2 million options, comprising approximately 2.3% of the securities outstanding. For further details see the discussion of Executive Compensation below.

•
No equity awards have been made to the executives or the non-executive Directors in the four years since the 2020 Options. During this time, and as described in detail below, the Company’s exceptionally small management team has achieved major progress and milestones.

•
The 2020 Options were awarded from the securities available within the Equity Pool reserved for employees and directors under the Company’s Equity Compensation Plan, and were awarded in accordance with the Plan.

•
The 2020 Executive Options reflected the assessment of each of the executives’ roles and contributions to the Company’s progress and milestones. A particular Equity Pool Allocation was determined for each executive individually. In 2018, the Company’s management and Board determined the Equity Pool Allocations for each executive based on evaluation of roles and contributions, and after comparing the Company with other oncology biotech companies who were developing similar or competing technologies (dendritic cell therapies and/or various brain cancer treatments), and were at a similar stage of company development as the Company (late stage clinical trials; no products approved or on the market yet).

Company management, the Compensation Committee, and the Board routinely discuss compensation, including equity compensation, for employees, directors, and consultants in numerous meetings

3
In derivative litigation, the nominal defendant is considered to be a neutral party.

before ultimately implementing the compensation. In 2020, Company management reviewed the executives’ 2018 Equity Pool Allocations and their roles and contributions in the 2018 through 2020 period, and made recommendations regarding 2020 Options to the Compensation Committee. The Compensation Committee (chaired by a biotech industry specialist) then considered the executives’ performance and Equity Pool Allocations, including the management recommendations and determined that the Allocations should remain substantially the same as in 2018. The non-executive Directors further reviewed and considered the executives’ roles and contributions, and their Equity Pool Allocations, and determined that the Allocations should remain substantially the same as in 2018. Portions of the available securities in the Equity Pool corresponding to the Equity Pool Allocations were then awarded as the 2020 Executive Options. The 2020 Executive Options were referred to in certain internal Board minutes as a true-up that maintained the same Equity Pool Allocations as in 2018, but the Individual Defendants assert that the awards reflected the executives’ performance that earned the awards — not an automatic unearned true-up as the Plaintiff alleges. Further details are provided in the discussion of the Process and Bases for the 2020 Executive Options below.
•
Retaining and incentivizing key executives during the last 13 years overall, and the last six years in particular (2018 to present), has been especially important to the Company. During the last six years, the Company’s exceptionally small management team of only four senior executives, with the assistance of an exceptionally involved Board, has achieved key milestones, including:

(a)
completion of the DCVax-L Phase 3 trial (one of the largest cell therapy trials ever conducted), Statistical Analysis Plan, data lock and analysis,

(b)
peer reviewed JAMA Oncology publication,

(c)
drafting and submission of a Marketing Authorization Application (MAA) for commercial approval of DCVax-L in the United Kingdom (“UK”),

(d)
Flaskworks acquisition and technology development,

(e)
Sawston facility development and multi-phase buildout,

(f)
Sawston licenses including a commercial manufacturing license,

(g)
expansion of IP and collaborations,

(h)
defenses against ongoing attacks,

(i)
successful fundraising of $40-50 million per year in adverse market conditions (including 2023 when biotech company failures reached a 10-year high), and

(j)
filing and pursuit of a potentially landmark lawsuit against certain market makers.

•
Retaining and incentivizing key executives for the foreseeable future remains especially important to the Company as it seeks to achieve further major value milestones, including:

(a)
completion of the regulatory process and potential approval of the MAA for DCVax-L in the UK,

(b)
technology assessment and potential reimbursement decision in the UK,

(c)
applications for regulatory approval of DCVax-L and for reimbursement in other countries

(d)
completion of development of the GMP version of the Flaskworks system and development of units for commercial operations,

(e)
further development and buildout of the Sawston facility,

(f)
launch of combination treatment trials and trials in cancers other than brain cancer,

(g)
restart of the DCVax-Direct program,

(h)
prosecution of the lawsuit against the market makers, including extensive discovery if (as the Company anticipates) the case proceeds, and

(i)
continued major fundraising.

Further details are provided in the compensation discussion below and in the Summary of the Approval Process and Bases for the Director Options in Proposal No. 4 below.
Summary of the Approval Process and Bases for the Executive Options
The Board granted the 2020 Option awards from the available Equity Pool in accordance with the Company’s Equity Compensation Plan. While the Company was listed on NASDAQ in 2012 through 2016, the Company’s stockholders gave formal approval twice, at two annual meetings, of an equity compensation plan (the “Prior Plan”) under which twenty percent (20%) of the Company’s stock would be reserved in a pool for employees and directors on an ongoing evergreen basis. A copy of the Prior Plan is attached as Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. During the period that the Company has been listed on the OTCQB exchange, from 2016 onward, the Company has continued to operate under a comparable structure and terms and, as previously reported, adopted the Equity Compensation Plan for a new Term with similar structure and terms, including reserving twenty percent (20%) of the Company’s outstanding securities on an evergreen basis in a pool reserved for employees and directors (the “Equity Pool”). A copy of the Equity Compensation Plan is attached as Exhibit 10.81 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023. In April 2024, a compensation consultant was retained to advise the Compensation Committee and the Company regarding executive and director compensation matters going forward. The compensation consultant advised the Committee and the Company that it is not uncommon for pre-commercial biotech companies to reserve a pool of 15-20% for employee and director equity awards. The compensation consultant was not involved in the 2020 Option Awards nor in the 2023 compensation reported in this proxy statement.
2018 Review of Executive Compensation
The Company has only made equity awards to two of its four senior executives (Ms. Powers and Mr. Goldman) twice in the 13 years since 2011: in 2018 and in 2020, and only made equity awards to the other two senior executives (Dr. Bosch and Dr. Boynton) three times in these 13 years (2017, 2018 and 2020). In 2018, management identified a comparator group of peer companies from which to obtain comparison information about pay practices. Management considered a number of factors as to the similarity of the business and the stage of development, and did not solely or primarily consider the market capitalizations of the peer companies, which included companies with market capitalizations larger than Northwest Biotherapeutics. Management identified companies as peers who: (a) were developing medical technologies similar to or competitive with Northwest Biotherapeutics’ DCVax technologies (dendritic cell therapies and/or various treatments for brain cancer), and (b) were at a similar stage of company development as Northwest Biotherapeutics (late stage clinical trials; no products approved or on the market yet).
The companies identified were: Argos Therapeutics (dendritic cell therapy), Bellicum (dendritic cell therapy), Atara (T cell therapy), Agenus (brain cancer immune therapy), and Celldex (brain cancer immune therapy). Management identified these companies as peers of Northwest Biotherapeutics in the same business space and at a comparable stage of clinical development as Northwest Biotherapeutics. Management did not use an external compensation consultant to identify these peer companies.
In addition to reviewing information on compensation in peer companies, management also considered the years of service, roles and contributions of each of the Company’s four key executives, including these executives’ performance of multiple roles, for the 2018 option awards. Based on this information, management made recommendations for consideration by the Compensation Committee about a particular portion (percentage) of the Equity Pool to be awarded to each of the four senior executives (“Equity Pool Allocation”).
The Compensation Committee considered a number of factors in connection with the 2018 option awards to the four executives, including market data from the peer companies that management had identified, each executive’s service, roles and responsibilities, the necessity for these key executives to perform multiple roles due to the exceptionally small executive team, each executive’s contributions to the Company’s progress, and the Company’s progress. This evaluation was done internally by the Committee in light of their knowledge of each executive’s roles and performance, and not by an external compensation consultant. The chair of the Compensation Committee was (and still is) Dr. Navid Malik, a biotech industry specialist who had extensive personal knowledge of the biotech industry generally and the cell therapy and immunotherapy spaces specifically.
Based on the foregoing factors as well as recommendations from management and taking into account that no equity awards had been made for six years, the Compensation Committee determined a particular Equity Pool Allocation for each of the four key executives for 2018. The Committee approved the allocations recommended by management. These Allocations were also considered, discussed and approved by the non-executive Board members. These Allocations were then translated into a corresponding number of options which were issued as option awards to the executives in 2018. For details, see the Executive Compensation section below.
2020 Review of Executive Compensation
The 2020 Options were considered extensively, in discussions in Board meetings on December 8, 2019 and on January 14, January 26, March 23, May 23, May 25, May 29, June 28, July 19, August 5, September 2, September 3, October 13, October 18 and December 30, 2020 — as well as in Compensation Committee meetings on December 8, 2019, May 26, May 29 and August 5, 2020. The Plaintiff alleges that the May 23, 2020 meeting at which the Director Options were re-approved (after having been approved at the January 26 meeting but not executed or issued) and the May 29 meeting at which the Executive Options were approved were in fact part of a single effort to true up the Individual Defendants. The Plaintiff alleges that, even though all of the Board members recused themselves from the votes on their own compensation awards, it was not possible for any of the Board members to be disinterested, and they were inescapably conflicted despite the recusals. The Individual Defendants dispute the Plaintiff’s allegation that the compensation awards were part of a single effort to true up the Individual Defendants, and they dispute the focus on just the two May meetings out of the long series of meetings and discussions of the Options. Among other things, the Individual Defendants assert that the Plaintiff ignores the discussions at many other meetings, and ignores the fact that the Options still were not executed and issued during these May meetings. They were not executed and issued until months later, in July for Executive Options (except for some Executive Options held back for a further two months), and in August for the Directors Options.
For the consideration of potential 2020 Option awards, the Individual Defendants assert that management reviewed the particular Equity Pool Allocation for each key executive that had been determined in 2018, and reviewed the executives’ roles and contributions to the Company’s progress between 2018 and 2020, which included:
•
peer reviewed publication of blinded interim Phase 3 trial data in the Journal of Translational Medicine,

•
substantial completion of the Phase 3 clinical trial and follow-up,

•
substantial completion of the end-of-trial query resolution (including thousands of queries) necessary before data lock, despite severe restrictions and blocking by the hospital trial sites due to the pandemic,

•
preparations for data lock,

•
substantial completion of work with three separate sets of statisticians to develop the Statistical Analysis Plan,

•
successful sale of UK property at a robust price that generated over $45 million of non-dilutive funding for the Company’s operations,

•
initial work on development of the Sawston GMP facility under a long-term lease executed in December 2018,

•
process and negotiations to acquire Flaskworks from Corning,

•
expansion of the Company’s intellectual property (IP) portfolio with addition of certain new IP for enhanced dendritic cells, and

•
compassionate use program to gain useful real-world experience.

Company management, the Compensation Committee, and the Board routinely discuss compensation, including equity compensation, for employees, directors, and consultants in numerous meetings before ultimately implementing the compensation. For the 2020 Options, management again made recommendations to the Compensation Committee for a particular Equity Pool Allocation for each of the same four key executives as in 2018. Management recommended that these Allocations remain substantially the same in 2020 as in 2018.
The Individual Defendants assert that the Compensation Committee again reviewed the management recommendations, and again considered the roles and contributions of each of the four executives in the Company’s progress in light of the Committee’s own knowledge of the executives’ activities and performance. The Committee concluded that the Equity Pool Allocations should remain substantially the same as in 2018.
In considering the 2020 Option awards, the Individual Defendants assert that the Compensation Committee recognized the importance of retaining and incentivizing the key executives to continue pushing the Company’s progress forward in the midst of extremely challenging and problematic circumstances in the pandemic. As the Company previously reported in a number of periodic filings, the clinical trial site hospitals were in lockdown, not allowing monitoring visits and making data collection and checking extremely difficult, supply chains were disrupted, the availability of investigators and staff at trial sites was limited, and Institutional Review Board or Ethics Committee meetings and regulatory processes for matters other than COVID-19 were suspended or significantly backlogged.
The non-executive Board members evaluated the Compensation Committee’s recommendations about the Equity Pool Allocations for 2020 as well as the executives’ roles and performance. The non-executive Board members approved the Committee’s recommended Equity Pool Allocations for the key executives, which were substantially the same as the 2018 Equity Pool Allocations. These Allocations of the available securities in the Equity Pool were translated into a corresponding number of options, which were issued as the 2020 Executive Options.
As noted above, the Plaintiff in the Delaware Litigation claims that the 2020 Executive Options were not based on any success in advancing the Company’s business nor any market factors, but were simply unearned true-ups. The Individual Defendants disagree, and assert that, as discussed above, the Compensation Committee’s and non-executive Board members’ determinations of each executive officer’s 2020 Executive Options were made in light of thorough and thoughtful consideration of each executive’s performance and contributions, which were reflected in the respective Equity Pool Allocations determined for each individual executive. Since the Equity Pool Allocations remained substantially the same in 2020 as in 2018, and since the available Equity Pool had grown since 2018, the 2020 Option awards, which certain Board minutes referred to internally as true up awards, did increase the equity held by the key executives up to substantially the same percentage portion of the Equity Pool as they had in 2018. Nevertheless, as explained above, through the determination of Equity Pool Allocations based on the executives’ performances, roles and contributions, the Individual Defendants assert that the Board awarded the 2020 Options based on executive performance that earned them — not as unearned windfalls as the Plaintiff alleges.
Summary of the 2020 Executive Options
As previously reported and as previously approved by stockholders twice, the 2020 Executive Options comprise 43,329,153 options awarded to Ms. Linda Powers, 28,544,455 options awarded to Mr. Leslie Goldman, 27,429,455 options awarded to Dr. Marnix Bosch, and 18,794,191 options awarded to Dr. Alton Boynton with an exercise price of $0.35. The 2020 Executive Options also include 11,789,879 options awarded to Ms. Powers and 5,894,939 options awarded to Mr. Goldman with an exercise price of $0.55 per share. Each exercise price was the market price at the time the 2020 Executive Options were awarded in 2020, and was substantially higher than the market price of the Company’s common stock during much of the 2018-2020 periods for which the 2020 Executive Options were awarded as compensation. The exercise period is ten years from the time they become exercisable.

Recommendation
The Board of Directors recommends that, in considering their vote on this Proposal No. 3, stockholders take account of all of the Plaintiff’s allegations.
The Board of Directors unanimously recommends that you vote FOR the ratification of the 2020 Executive Options.

PROPOSAL NO. 4 — RATIFICATION OF THE SAME OPTION AWARDS THAT WERE
MADE IN 2020 TO THE NON-EXECUTIVE DIRECTORS ON THE BOARD OF DIRECTORS,
AND THAT WERE PREVIOUSLY REPORTED AND PREVIOUSLY APPROVED BY
STOCKHOLDERS AT THE 2022 ANNUAL MEETING
Executive Summary
The Board of Directors seeks stockholder approval of certain option awards which were granted to Company’s three non-executive Directors in 2020 (the “2020 Director Options,” and with the 2020 Executive Options described above in Proposal No. 3, the “2020 Options”): Ambassador Cofer Black, Dr. Navid Malik and Jerry Jasinowski.
A publicly listed company cannot operate, or continue to be publicly listed, without non-executive directors on its Board of Directors. Attracting and retaining well-qualified non-executive directors is challenging for small, development-stage companies. Serving as a director in such companies can entail extensive time commitments and can involve significant personal risks, including the risk of personal reputational damage from being attacked or criticized by bloggers and other parties who attack the Company, and the risk of being sued personally along with the Company.
At present, three of our five Board members are non-executive Directors, and two are drawn from Company management. The Company considers itself fortunate to have highly accomplished professionals as non-executive Board members, and fortunate to have been able to maintain continuity among its non-executive directors: Dr. Malik has now been serving for over 10 years, Ambassador Black has been serving for 8 years and Mr. Jasinowski served for over 10 years before retiring for medical reasons and being succeeded by Mr. Pat Sarma.
The 2020 Option awards to the Company’s non-executive Directors were expressly conditioned upon stockholder approval, and they were already approved by stockholders in a vote at the 2022 Annual Meeting, with approval by 90% of the votes cast (further details below). However, as described under Proposal No. 3 above, a stockholder plaintiff filed a lawsuit (the “Delaware Litigation”) challenging the 2020 Director Options (as well as the 2020 Executive Options addressed under Proposal No. 3 above), and asserting that the prior stockholder vote was insufficient. Consequently, the Board of Directors is now seeking, with this Proposal No. 4, a second stockholder vote on the same 2020 Director Options.
No equity awards have been made to the non-executive Directors in the four years since the 2020 awards. The 2020 Director Options have already previously been counted in the Company’s capitalization table.
The Board recommends that, in order to be fully informed, stockholders should read in their entirety Proposal No. 3 above, this Proposal No. 4, the Plaintiff’s Amended Complaint (attached as Appendix A), and the Delaware Court’s decision denying the Motion to Dismiss the lawsuit (attached as Appendix B), before voting on this Proposal No. 4. A summary of the lawsuit is also presented for stockholders in Proposal No. 3.
As set forth in greater detail under Proposal No. 3 above, the Delaware Litigation (defined in Proposal No. 3, above) alleges, among other things, that the 2020 Director Options were not intended as a reward for the amount of time and involvement of the non-executive Directors in Northwest Biotherapeutics, and amount of personal risk incurred by the non-executive Directors, but instead were solely to true up the non-executive Directors’ option awards to offset the dilutive effects of the Company’s financing transactions. The lawsuit also alleges that the 2020 Options were financially unfair, that the award process and bases were defective because the evaluations were prepared internally and not by an external compensation consultant, that approving or accepting the 2020 Options was a breach of fiduciary duties and constituted unjust enrichment, and that the stockholders were not sufficiently informed to be able to cast an effective vote for or against the 2020 Options. The lawsuit was filed against Board members Ambassador J. Cofer Black, Dr. Navid Malik, and Jerry Jasinowski (who has since retired for medical reasons), as well as members of management Linda Powers, Les Goldman and Dr. Al Boynton (the foregoing collectively, the “Individual Defendants”). The descriptions and summaries of the lawsuit herein are qualified in their entirety by reference to the Proceedings (defined in Proposal No. 3, above).

The Plaintiff in the Delaware Litigation has also alleged that the Board, including the non-executive Directors (Ambassador J. Cofer Black, Dr. Navid Malik, and Jerry Jasinowski) and executive Directors (Linda Powers and Dr. Al Boynton), could not impartially consider a demand that the Company bring litigation with respect to the 2020 Options because, although many Board and Committee meetings were held between December 2019 and September 2020, as well as later in 2020, discussing compensation and equity awards, the executive Directors approved the 2020 Director Options (conditional on stockholder approval) and the non-executive Directors approved the 2020 Executive Options. Plaintiff alleges that as a result, all of the directors were inescapably conflicted.
At the Motion to Dismiss stage of the litigation, however, the Court draws inferences in the Plaintiff’s favor and the Court determined, among other things, that the Board could not impartially consider a demand for the Company to bring litigation with respect to the Plaintiff’s claims. The Individual Defendants reserve the right to, and plan to, continue to dispute the allegations of the Amended Complaint, including that the Board believes that the non-executive Directors were independent for the reasons described above and that the respective 2020 Options were approved by Director groups disinterested in the awards they were approving.
As set forth in greater detail below, the Individual Defendants dispute the Plaintiff’s allegations for multiple reasons. The Board believes that accomplished professionals who would be desirable Board candidates simply will not tolerate high levels of personal risk, including litigation risks, especially if such burdens not only occur but persist over the course of years. The Individual Defendants assert that the 2020 Director Options took account of and reflected the exceptional amount of time and involvement of the non-executive Directors as well as the exceptional level of personal risk incurred by the non-executive Directors in Northwest Biotherapeutics — burdens and risks that have persisted for years for our Board members. The Individual Defendants note that it is very difficult to find and attract — and retain — well qualified Board members in such difficult circumstances. The Individual Defendants further note that equity awards have only been made for the non-executive Directors twice in the years since joining the Board in 2012 (Dr. Malik and Mr. Jasinowski) or 2016 (Ambassador Black): in 2018 and 2020.
In light of these significant challenges, the Board believes that it is especially important that the Company’s compensation and benefits policies are effective to attract and retain well qualified non-executive directors necessary for the Company to operate and for support of the Company’s growth and success, both operationally and strategically, to help build stockholder value. The Company’s compensation philosophy is also to take account of individual performance by the directors, including participation in Board and Committee meetings, and roles and contributions. Company management, the Compensation Committee, and the Board routinely discuss compensation, including equity compensation, for employees, directors, and consultants in numerous meetings before ultimately implementing the compensation.
For these reasons and as set forth in greater detail below, the Board of Directors recommends that stockholders vote “Yes” on Proposal No. 4.
General
The Company refers stockholders to the General section under Proposal No. 3 above. All summaries and descriptions of the Delaware Litigation are qualified in their entirety by reference to the Proceedings. See also the Amended Complaint attached hereto as Appendix A, and the Delaware Court’s denial of the Motion to Dismiss the Delaware Litigation attached hereto as Appendix B.
Effects of a “Yes” Vote or “No” Vote on this Proposal No. 4
“No” Vote
If stockholders vote “No” on Proposal No. 4 and do not ratify the 2020 Director Options, the Delaware Litigation will proceed and the Individual Defendants will need to prove the “entire fairness” of the 2020 Options.
Further, if the Delaware Litigation proceeds and the Plaintiff prevails at trial, the Individual Defendants anticipate that the Plaintiff will not only ask the Court to rescind all of the 2020 Director Options and

Executive Options, but also that the Plaintiff will ask the Court to approve an award of millions of dollars of fees to the Plaintiff’s attorneys payable by the Company.
The Board believes that the legal fees, distraction and disruption associated with continuation of the Delaware Litigation will have a negative impact on the Company at a time when management’s time and attention, and the Company’s financial resources, would be best spent on pursuing regulatory approval and commercial launch of the Company’s DCVax-L product, pursuing reimbursement coverage, further buildout of the Sawston facility, deployment of the Flaskworks system and manufacturing scale-up, restart of the DCVax-Direct program and expansion of the Company’s pipeline, pursuit of the Company’s lawsuit against certain market makers, and other major milestones.
The Individual Defendants reserve the right to, and plan to, continue to dispute the allegations of the Amended Complaint.
“Yes” Vote
If stockholders vote “Yes” on Proposal No. 4 and ratify the 2020 Director Options, the Individual Defendants intend to seek dismissal of part or all of the Delaware Litigation described above on the grounds that the challenged awards have been ratified by the Company’s stockholders and therefore the Amended Complaint fails as a matter of law.
If the stockholders vote “Yes” on this Proposal No. 4 and ratify the 2020 Director Options, this ratification will only relate to the same options that were previously approved by the stockholders in 2022, and that were already previously counted in the Company’s capitalization table.
Vote Required for a “Yes” Vote
Re-approval and ratification of the 2020 Director Options requires the affirmative vote of a majority of the votes cast in favor of this Proposal 4 at the Annual Meeting by disinterested stockholders.4
Summary of the Delaware Litigation
The Company refers stockholders to the Summary of the Delaware Litigation under Proposal No. 3 above. All summaries and descriptions of the Delaware Litigation are qualified in their entirety by reference to the Proceedings. See also the Amended Complaint attached hereto as Appendix A, and the Delaware Court’s denial of the Motion to Dismiss the Delaware Litigation attached hereto as Appendix B.
Summary of the Approval Process and Bases for the Director Options
The Company refers stockholders to the Summary of the Bases Upon Which the Individual Defendants Dispute the Plaintiff’s Allegations and the Summary of the Approval Process and Bases for the Executive Options included in Proposal No. 3 above, which substantially address the process used to determine the 2020 Option awards.
The Company’s non-executive directors are compensated with a combination of cash and equity compensation. Equity awards to the non-executive Directors have only been made twice since they joined the Board in 2012 (Jasinowski and Malik) or 2016 (Black): in 2018 and 2020. Company management, the Compensation Committee, and the Board routinely discuss compensation, including equity compensation, for employees, directors, and consultants in numerous meetings before ultimately implementing the compensation.
The Individual Defendants assert that, when approving the option awards made to the non-executive Directors in 2018, the executive Directors considered the amount of time and work devoted by the non-executive Board members as well as the amount of risk exposures, and also considered certain market

4
‘Disinterested stockholders’ means parties who own shares of the Company’s stock other than parties who are Company insiders (directors or employees) or related parties. In Northwest Biotherapeutics, such insiders and related parties own mostly options, which have no votes and are not shares — collectively, the insiders and related parties own only 3.8 percent (3.8%) of the Company’s voting stock.

information from other oncology biotech companies in the same business space as Northwest Biotherapeutics (developing dendritic cell therapies or various treatments for brain cancer), and at the same stage of company development as Northwest Biotherapeutics (in late stage clinical trials, with no product approved or on the market). In light of these considerations, the executive Directors, after considering management recommendations, determined a specific percentage (Equity Pool Allocation) of the Company’s Equity Pool (described above under Proposal No. 3) for each such non-executive Director.
With respect to the 2020 Director Options, the Individual Defendants assert that the executive Directors (Ms. Powers and Dr. Boynton) reassessed the non-executive Directors’ time involvement and workload, roles and risk exposures and kept the non-executive Directors’ respective Equity Pool Allocations substantially the same as in 2018. The reassessment took account of these performance factors and was not based on the market capitalization of peer companies, which included companies with market capitalizations larger than Northwest Biotherapeutics. The executive Directors (Ms. Powers and Dr. Boynton) carried out the reassessment with management input, and not by an external compensation consultant. The 2020 Director Options were issued from the available Equity Pool under the Company’s Equity Compensation Plan in accordance with the respective Allocations. The Individual Defendants assert that they were referred to internally in Board minutes as true-ups as their allocation was informed in part by the Equity Pool Allocations used in 2018. The Individual Defendants assert that the 2020 Director Options were based on the non-executive Directors’ performance reflected in their respective Equity Pool Allocations and were not automatic, unearned true-ups as the Plaintiff alleges.
As noted above, the Individual Defendants assert that the executive Directors determined the 2020 Director Options in light of a number of factors and considerations, including the following. One set of considerations was the extraordinary amount time, effort and support contributed by the non-executive Directors throughout their years of service, including the 2018-2020 period that was covered by the 2020 Option awards. The time and involvement of the non-executive Directors went far beyond the activities typically involved in Board service. The non-executive Directors have continued to devote an extraordinary amount of time to the Company’s business and affairs throughout the four years since the 2020 Option awards, and no further equity awards have been made to the non-executive Directors. For example, while it is typical for a board of directors to meet four to six times a year, our Board meets as much as two dozen times per year, and it holds up to a dozen or more Committee meetings in addition.
Further, the Individual Defendants assert that the non-executive Directors provided, and continue to provide, active support and assistance to management in a variety of areas of the Company’s operations. This active involvement includes, and goes beyond, the oversight role that all Boards are responsible for.
The Individual Defendants assert that another set of considerations for the 2020 Director Options was the extent of personal and professional risk our non-executive Directors have endured in serving on our Board. Our Company has experienced ongoing attacks from short sellers and from bloggers whom the Company believes may be connected with short sellers. The Individual Defendants note that the attacks have also gone beyond the Company itself: aggressive personalized attacks have been made against our directors on social media and message boards. Further, our Company has been subjected to multiple lawsuits which we believe were vexatious and lacked merit, and which we have fought, and continue to fight, vigorously — and which have named our directors personally and put them at personal risk.
The Individual Defendants further note that the many years of service provided by the non-executive Directors has afforded valuable continuity for the Company.
As noted above, the Plaintiff in the Delaware Litigation claims that the 2020 Director Options were not based on any success in advancing the Company’s business nor any market factors, but were simply unearned true-ups. The Individual Defendants disagree, and assert that, as discussed above, the executive Directors approved the 2020 Director Options after thoughtful consideration of each non-executive Director’s performance and contributions, which were reflected in the respective Equity Pool Allocations determined for each individual non-executive Director. The 2020 Option awards were referred to in internal Board minutes as true up awards which maintained the same Equity Pool Allocation from the available equity in the pool, but the Equity Pool Allocations were determined in light of the non-executive Directors’ performances, roles and contributions, and the Individual Defendants assert that these awards were based on performance that earned them — not unearned windfalls as the Plaintiff alleges.

For all of the above reasons, the 2020 Director Options were approved by the executive directors, expressly subject to stockholder approval, and our management also strongly supports the 2020 Director Options.
Summary of the 2020 Director Options
As previously reported, the 2020 Director Options, which were conditioned on (and previously received) stockholder approval, comprise 5,710,891 options awarded to Mr. Jerry Jasinowski, 4,769,433 options awarded to Ambassador Cofer Black, and 15,732,288 options awarded to Dr. Navid Malik. The exercise price is $0.34 per share, which was the market price at the time the Options were awarded in 2020, and was substantially higher than the market price of the Company’s common stock during much of the 2018-2020 periods for which the Options were awarded as compensation. The exercise period is ten years from the time they become exercisable.
Recommendation
The Board of Directors recommends that, in considering their vote on this Proposal No. 4, stockholders take account of all of the Plaintiff’s allegations.
The Board of Directors unanimously recommend that you vote FOR the approval of the 2020 stock option awards to the non-executive Directors of the Board of Directors.

PROPOSAL NO. 5 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, the Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote to approve executive compensation is nonbinding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results.
Our success is highly dependent on our ability to attract, retain and incentivize executive officers who possess the skills, competencies and passion that are necessary to achieve progress in the Company’s clinical programs and progress toward eventual commercialization, as well as to contend with ongoing challenges to the Company’s progress. To this end, our compensation program has been developed with the following overarching principles in mind:
•
the pay of our Named Executive Officers should balance incentivizing performance, ensuring retention and building stockholder value and should be linked to the Named Executive Officers roles and contributions to the Company’s progress.

•
the pay of our Named Executive Officers should retain and incentivize individual Named Executive Officers to perform multiple senior executive roles each, at least until such time as the Company’s progress and resources enable expansion of the management team.

•
our executive compensation program should enable us to recruit, develop, motivate and retain top talent. This is especially critical in a rapidly evolving field such as immuno-oncology, which requires highly specialized knowledge and experience and for which the talent pool is highly competitive.

The Compensation Committee of the Board of Directors, which is composed solely of non-executive directors, is responsible for determining or recommending the overall compensation levels of our executive officers, including our Named Executive Officers, and administering our equity compensation plans.
Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders.
The compensation of the “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation SK) is described on pages 28-36 of this proxy statement.
For 2023 compensation, the Compensation Committee took into account management recommendations and the Committee’s own assessment of the strong progress and major milestones reached in the Company’s programs, with key executives continuing to perform multiple roles. The non-executive Directors took account of the Committee’s assessments and their own assessments in approving the compensation.
In order to approve the executive compensation, stockholders are requested to approve the following resolution:
“RESOLVED, that the stockholders of Northwest Biotherapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation SK, including the Summary Compensation Table for fiscal year 2023, and other related tables and disclosures.”
As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our Company fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.
Vote Required
Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement, requires the affirmative vote of a majority of the votes cast with respect to such matter at the Annual Meeting.
Recommendation
The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2023 executive compensation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our common stock as of May 9, 2024 by:
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our equity securities;

•
our directors and nominees for director;

•
each of our Named Executive Officers, as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of May 9, 2024, and we assume no exercise of any options, warrants and other securities by any other person or entity. Shares issuable pursuant to the exercise of stock options and warrants exercisable on or prior to the date 60 days after May 9, 2024 are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our transfer agent, Computershare Trust Company, N.A., the Company’s records and from Schedules 13D and 13G filed with the SEC.
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Directors and Officers:
Alton L. Boynton, Ph.D.	2,979,254	*%
Marnix L. Bosch, Ph.D., M.B.A.	35,298,794	2.8%
Linda F. Powers(2)	29,411,759	2.4%
Leslie J. Goldman(3)	172,742	*%
Dr. Navid Malik	24,007,288	1.9%
Pat Sarma	12,535,165	1.0%
J. Cofer Black	6,484,433	*%
All executive officers and directors as a group (seven persons)	110,889,435	8.7%

*
Less than 1%

(1)
Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 1,210,879,427 shares of common stock issued and outstanding as of May 9, 2024. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares of common stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of May 9, 2024, and we also deemed no shares of common stock to be outstanding pursuant to warrants or options held by any other person. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Consists of 29,411,759 shares of common stock held by Ms. Powers. Ms. Powers also holds 56,992,773 warrants (the majority acquired from a third party and the rest acquired in past years, as previously reported, from the Company in connection with loans by Ms. Powers to the Company when such loans were needed to help enable the Company to survive). Ms. Powers holds 39,200,000 options awarded in 2018 for service during part of that year and a number of preceding years, and 55,119,032 options awarded in 2020 for service during several years. In 2021, Ms. Powers entered into a voluntary blocking agreement with the Company pursuant to which Ms. Powers cannot exercise or convert any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Ms. Powers provides the Company at least 61 calendar days’ advance notice and unless certain additional restrictions are satisfied with respect to some of the options. As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(3)
Consists of 172,742 shares of common stock held by Mr. Goldman. Mr. Goldman also holds 643,043 warrants acquired in past years, as previously reported, from the Company in connection with loans by Mr. Goldman to the Company when such loans were needed to help the Company to survive. Mr. Goldman holds 24,500,000 options awarded in 2018 for service during part of that year and a number of preceding years, and 34,449,394 options awarded in 2020 for service during several years. In 2021, Mr. Goldman entered into a voluntary blocking agreement with the Company under which Mr. Goldman cannot exercise or convert of any options, warrants or other derivative securities, as applicable, to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 calendar days’ advance notice and unless certain additional restrictions are satisfied with respect to some of the options. As a result, such options, warrants and other derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

CORPORATE GOVERNANCE MATTERS
Board Leadership Structure
The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which require heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. Mr. Jasinowski served as our lead independent director until his retirement in March 2024. The Board’s independent directors will elect a new lead independent director in due course.
Board of Directors’ Role in Risk Oversight
The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors and/or through the full Board. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Conduct. The Compensation Committee oversees risks arising from our compensation policies and programs and has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Company also performed an enterprise-wide risk assessment as well as an enterprise-wide fraud risk assessment during 2021 and will continue to update such assessments on an annual basis.
Director Independence
Our Board of Directors has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Board of Directors has determined each of Messrs. Malik and Sarma, and Ambassador Black to be independent. In addition, Jerry Jasinowski, who retired as a director on March 8, 2024, was independent during his service on the Board of Directors in 2023.
Audit Committee
The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee discusses the financial statements with management, approves filings made with the SEC and maintains the necessary discussions with the Company’s independent accountants. The Audit Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Audit Committee currently consists of Mr. Sarma and Dr. Malik. Our Board of Directors has determined that Mr. Sarma, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has determined that each member of the Audit Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.
Compensation Committee
The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our equity compensation plans. The Compensation Committee currently consists of Dr. Malik and Mr. Sarma. Dr. Malik is a biotech industry specialist. Our Board of Directors has determined that each member of the Compensation Committee is “independent” under the current listing standards of Nasdaq. The Compensation Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
Conflicts Committee
The Conflicts Committee is responsible for review and evaluation of related party matters including related party transactions. The Conflicts Committee currently consists of Ambassador Black, Dr. Malik, and Mr. Sarma. Our Board of Directors has determined that each member of the Conflicts Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Conflicts Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/. The Conflicts Committee does not delegate its authority pursuant to its written charter.
Nominations Committee
The Nominations Committee is responsible for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; and effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates and reviewing the Company’s Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees who have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors. The Nominations Committee operates under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Nominations Committee currently consists of Dr. Malik, as Mr. Jasinowski, who previously served on the Nominations Committee, recently retired for medical reasons. The Board of Directors has determined that each member of the Nominations Committee is “independent” under the current listing standards of Nasdaq. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.
Information Regarding Meetings of the Board and Committees
The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During 2023, the Board held 15 meetings. During 2023, the Audit Committee held 4 meetings and the Conflicts Committee held 1 meeting; and the Compensation Committee held 3 meetings. The Nominations Committee did not hold any meetings. Each person who was a director during 2023 attended all of the 15 Board meetings held in 2023, which is consistent with typical practice by our directors. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. All five of our then serving Directors attended our last annual meeting of stockholders.
Code of Conduct
We have an established Code of Conduct applicable to all Board members, executive officers, employees and contractors. Our Code of Conduct is posted on our website at www.nwbio.com.
Recommendation of Director Candidates
The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a recommendation in advance of next year’s Annual Meeting, a stockholder must provide written notification to our corporate secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s Annual Meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.
The notice must include the information specified in our bylaws, including the following: (a) as to each proposed candidate, (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear in our records, of such stockholder, (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder, and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
This Compensation Discussion and Analysis describes the compensation program for the Company’s principal executive and principal financial officer, and our three most highly compensated executive officers other than our principal executive and financial officer who were serving as executive officers as of December 31, 2023. We refer to these individuals as our “named executive officers” or “NEOs.”
For purposes of this executive compensation discussion, the names and positions of our named executive officers for the 2023 fiscal year were:
•
Linda F. Powers, President and Chief Executive Officer, Chief Financial and Accounting Officer;

•
Leslie Goldman, Senior Vice President and General Counsel;

•
Marnix L. Bosch, Ph.D., Chief Technical Officer; and

•
Alton L. Boynton, Ph.D., Chief Scientific Officer and Secretary.

Philosophy and Objectives
Our success is highly dependent on our ability to attract, retain and incentivize executive officers who possess the skills, competencies and passion that are necessary to achieve progress in the Company’s clinical programs and progress toward eventual commercialization, as well as to contend with ongoing challenges to the Company’s progress. To this end, our compensation program has been developed with the following overarching principles in mind:
•
the pay of our NEOs should balance incentivizing performance, ensuring retention and building stockholder value and should be linked to the NEO’s roles and contributions to the Company’s progress.

•
the pay of our NEOs should retain and incentivize individual NEOs to perform multiple senior executive roles each, at least until such time as the Company’s progress and resources enable expansion of the management team.

•
our executive compensation program should enable us to recruit, develop, motivate and retain top talent. This is especially critical in a rapidly evolving field such as immuno-oncology, which requires highly specialized knowledge and experience and for which the talent pool is highly competitive.

Periodically, management makes recommendations to the Compensation Committee and the Compensation Committee reviews the objectives and components of our executive compensation program to assess whether they continue to meet these essential goals. The Compensation Committee Chairman also maintains regular contact with the NEOs to ensure that he not only gets a detailed view of the performance and milestones achieved by the NEOs and the Company, but also so that he has the ability to personally assess and make available to the Committee a detailed summary of performance of the NEOs and employees of the Company for the applicable review period.
To establish compensation parameters for our named executive officers, our Compensation Committee evaluates each element of compensation separately and the total compensation for each named executive officer, as well as the compensation levels at similarly situated companies — other oncology biotech companies who are at a comparable stage of company development as the Company, taking account of the stage of the other companies’ clinical programs and whether they have any products approved or on the market. Based on the reviews and analyses to date, our Compensation Committee determined that our process for determining executive compensation is appropriate to attract, and to retain and incentivize, the key senior executives, and is aligned with stockholder interests.

Risk Management and Mitigation
In reviewing our compensation structure in 2023, the Compensation Committee also considered whether our compensation policies and practices could potentially encourage excessive risk taking by our employees. The Committee determined that this was not the case.
Elements of 2023 Compensation
•
Our 2023 executive compensation program consisted of one primary element — base salary.

•
The Company anticipates that bonuses will also be awarded to the NEOs in respect of performance during 2023, since the Company believes that 2023 was a year of exceptional progress, including completion and submission to the UK regulatory authority of the Company’s first application for commercial approval of its DCVax®-L immunotherapy, significant progress in the development and optimization of its Flaskworks manufacturing system, approval of a commercial manufacturing license for the Company’s Sawston, UK GMP facility, expansion of the Company’s intellectual property portfolio, and achievement of other major milestones and progress as described in the Management Discussion and Analysis in the Company’s Annual Report on Form 10-K.

•
In several prior years, the Company has determined annual bonuses on a delayed basis when additional time was needed for adequate review and determination. Also in multiple prior years, even after executive bonuses have been determined, awarded and reported in the Company’s filings, the payment of such bonuses has been delayed (in some instances for multiple years) based on resource considerations. For 2023, the review and determination will be conducted on a delayed basis.

Base Salary
Base salary is the fixed portion of an executive’s annual compensation. Base salaries for our NEOs are established based on the individual’s scope of responsibilities, experience, contributions to the Company’s progress, and market factors. The Compensation Committee typically reviews base salaries on an annual basis. The Committee reviews the base salary of our CEO in executive session and recommends her base salary to the non-executive members of the Board for approval, based on the criteria described above.
The Compensation Committee does not use a formulaic approach when setting an executive officer’s base salary. However, taking into account the recommendations of our CEO, the Compensation Committee’s assessment includes factors such as the following when determining (or, in the case of the CEO, recommending to the Board) individual base salary levels:
•
the nature and responsibility of the executive’s position,

•
where applicable, the executive’s performance of multiple roles that would typically be held by separate executives (with separate compensation) at other companies,

•
competitive considerations for retaining and incentivizing the executive, and

•
the executive’s expertise, tenure, responsibilities and performance.

Our Compensation Committee held a series of meetings to review NEOs’ compensation and determine 2023 base salaries for NEOs. The Compensation Committee considered information about pay practices at a substantial number of other oncology biotech companies at a similar stage of development as Northwest Biotherapeutics (late stage clinical trials, with no products approved or on the market yet), which was gathered by management and provided to the Committee. The Committee considered each NEO’s roles (including performance of multiple roles) and contributions as well as the Company’s strong progress. The Committee also took account of the NEOs’ compensation history, including that base salaries have been the same for three years, in 2020, 2021 and 2022, and that payment of performance based bonuses has tended to be substantially delayed. The Committee also considered management’s recommendations for increases in 2023 base salaries. The Committee conducted these assessments internally and did not engage an external compensation consultant. The Committee deliberated without management present.
In light of the above considerations, the Committee determined that raises in the NEO base salaries recommended by management were appropriate for 2023, as set forth in the Summary Compensation Table below. The Committee recommended that the Board approve these raises in base salaries. The Committee noted that bonuses would be addressed separately at another time.
The Board met and considered the factors described above, without management present, and approved the raises in base salaries recommended by the Compensation Committee for Ms. Powers, Mr. Goldman, Dr. Bosch and Dr. Boynton.
Annual Bonus Awards
The Company anticipates making performance based bonus awards in respect of performance during 2023, based on the exceptional milestones and Company progress achieved during the year, as described above, but has not yet determined the bonuses.
Our NEOs are eligible to receive an annual bonus taking into account their individual performance and the performance of the Company. The Company determines Annual Bonus Awards based upon progress achieved in the Company’s programs (including clinical development, manufacturing, intellectual property and finances) and progress toward potential eventual commercialization, as well as the individual’s roles and contributions toward the progress.
Equity Awards
The Company did not make any equity compensation awards to the NEOs in 2023. The Company has made no equity awards in the four years since option awards were last granted in 2020. Overall, the Company has only made equity awards to two of its four senior executives (Ms. Powers and Mr. Goldman) twice in the 13 years since 2011 (in 2018 and in 2020), and has only made equity awards to the other two senior executives (Dr. Bosch and Dr. Boynton) three times in these 13 years (2017, 2018 and 2020).
However, the equity pool reserved for employees and directors established under the Company’s Equity Compensation Plan remains in place. The equity pool includes 20% of the Company’s securities, some of which have been issued to employees and directors and some of which remain available in the pool. The Company has been advised by an independent compensation consultant that it is common for pre-commercial biotech companies to set aside 15-20% of their equity in a pool for employees and directors.
Additional information regarding the stock options granted to our NEOs four years ago, in 2020, is set forth below in the “Summary Compensation Table” and the “Outstanding Equity Awards at 2023 Fiscal-Year End” table.
Other Compensation Plans
401(k) Plan.   The NEOs are eligible to participate in employee benefit plans and programs, including long-term disability, to the same extent as the Company’s other full-time employees, subject to the terms and eligibility requirements of those plans. The NEOs also participate in our 401(k) plan, subject to limits imposed by the Internal Revenue Code, to the same extent as the Company’s other full-time employees.
Other Benefits.   We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.
Limited Perquisites.   Perquisites or other personal benefits are not a significant component of the compensation to our NEOs. We provide limited perquisites to our NEOs, such as coverage of phone and internet costs.
Employment Agreements.   The Company entered into employment agreements with each of Ms. Powers, Mr. Goldman, Dr. Bosch and Dr. Boynton in 2011. The 2011 agreements have expired. The Company entered into a new employment agreement with Dr. Bosch, which is currently in effect. The Company plans to enter into new employment agreements with Ms. Powers, Mr. Goldman and Dr. Boynton in due course.
Process for Setting Executive Compensation
Compensation Committee Review
Our Compensation Committee reviews the elements of our NEOs’ total compensation during the year, to evaluate whether each element is providing appropriate compensation to retain and incentivize the executive, and to be competitive. In making compensation decisions, the Committee relies on its own judgment after considering similarly situated companies, and also considers the factors listed above in connection with base salary determinations and the following factors:
•
the executive’s scope of responsibilities, including whether the executive is performing multiple senior executive roles;

•
the executive’s leadership, management and technical expertise, growth potential, and position in our reporting structure;

•
overall Company and individual performance;

•
retention needs and competitive considerations; and

•
the recommendations of our CEO (except with respect to her own compensation).

Each year, the Compensation Committee expects to evaluate all elements of executive officer compensation, after reviewing the prior year’s results and the achievement of Company operational and financial objectives. The purpose of this annual evaluation is to determine whether any changes in an officer’s compensation may be appropriate. The CEO does not participate in the Committee’s deliberations regarding her own compensation. At the Committee’s request, the CEO may review with the Committee the performance of the other executive officers. Our Compensation Committee gives substantial weight to the CEO’s evaluations and recommendations because she is particularly able to assess the other executive officers’ performance and contributions.
Independent Compensation Consultant
The evaluations and analyses for the 2023 base salaries for the Company’s NEOs were done internally, and not by a compensation consultant.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the compensation discussion and analysis included in this proxy statement with management and, based on such review and discussions, the compensation committee recommended to our board of directors that the compensation discussion and analysis be included in the Company’s 2024 proxy statement for filing with the SEC.
The foregoing report has been furnished by the Compensation Committee.
Dr. Navid Malik (Chairperson)
Pat Sarma

Summary Compensation Table
The following table sets forth certain information concerning compensation paid to or accrued for our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2023, 2022 and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards	Total ($)
Linda F. Powers(2) Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer	2023	925,000	—	—	925,000
	2022	700,000	400,000	—	1,100,000
	2021	700,000	300,000	—	1,000,000
Leslie Goldman(3) Senior Vice President, General Counsel	2023	725,000	—	—	725,000
	2022	525,000	300,000	—	825,000
	2021	525,000	200,000	—	725,000
Marnix L. Bosch, Ph.D.(4) Chief Technical Officer	2023	453,600	—	—	453,600
	2022	397,500	200,000	—	597,500
	2021	442,500	125,000	—	567,500
Alton L. Boynton, Ph.D.(5) Chief Scientific Officer and Secretary	2023	375,000	—	—	375,000
	2022	350,000	100,000	—	450,000
	2021	350,000	75,000	—	425,000

(1)
The Company plans to award performance bonuses for executives for 2023, in light of the major milestones met and progress made in 2023, but the bonuses have not yet been determined.

(2)
The bonuses in 2022 and 2021 were for Ms. Powers’ performance during 2022 and 2021, respectively, which were approved in 2023 and 2022, respectively. The 2021 bonus was paid in March 2023. The 2022 bonus was paid in December 2023.

(3)
The bonuses in 2022 and 2021 were for Mr. Goldman’s performance during 2022 and 2021, respectively, which were approved in 2023 and 2022, respectively. The 2021 bonus was paid in March 2023. The 2022 bonus was partially paid as of December 31, 2023.

(4)
Dr. Bosch was relocated to our subsidiary in Netherlands effective August 1, 2019. His current annual salary is 420,000 euros, which is equivalent to approximately $454,000. Dr. Bosch’s compensation is paid in Euros and therefore varies based on the exchange rate. The compensation amounts paid to Dr. Bosch presented in the table above are determined by multiplying the amount of euros paid by the average exchange rate of $1.08 per euro for fiscal 2023, of $1.06 per euro for fiscal 2022, and of $1.18 per euro for fiscal 2021.

The bonuses in 2022 and 2021 were for Dr. Bosch’s performance during 2022 and 2021, respectively, which were approved in 2023 and 2022, respectively. The 2021 bonus was paid in March 2023. The 2022 bonus has not been paid.
(5)
The bonuses in 2022 and 2021 were for Dr. Boynton’s performance during 2022 and 2021, respectively, which were approved in 2023 and 2022, respectively. The 2021 bonus was paid in March 2023. The 2022 bonus has not been paid.

Outstanding Equity Awards at Fiscal Year-End
The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2023:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Linda F. Powers Chairperson, President and Chief Executive Officer, Chief Financial and Accounting Officer	39,200,000(1)	—	$0.23	5/28/2028
	10,770,429(2)	—	$0.35	7/2/2030
	32,558,724(2)	—	$0.35	12/1/2030
	11,789,879(3)	—	$0.55	9/2/2030
Leslie J. Goldman Senior Vice President, General Counsel	24,500,000(4)	—	$0.23	5/28/2028
	6,731,518(5)	—	$0.35	7/2/2030
	21,822,937(5)	—	$0.35	12/1/2030
	5,894,939(6)	—	$0.55	9/2/2030
Marnix L. Bosch, Ph.D. Chief Technical Officer	7,740,182(7)	—	$0.25	6/13/2027
	10,798,729(8)	—	$0.35	7/2/2030
	16,630,726(9)	—	$0.35	12/1/2030
Alton L. Boynton, Ph.D. Chief Scientific Officer and Secretary	2,967,065(10)	—	$0.23	8/31/2028
	3,096,498(11)	—	$0.35	7/2/2030
	15,697,693(12)	—	$0.35	12/1/2030

(1)
On May 28, 2018, we granted 39,200,000 stock options to Ms. Powers for service during a number of years. The options are exercisable at a price of $0.23 per share, and have a 10-year exercise period. 50% of these options were vested upon grant, and 50% were subject to vesting in monthly installments over two years. Following entry into previous securities suspension agreements in 2021, Ms. Powers entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Ms. Powers cannot exercise or convert any of these 2018 options to acquire shares of the Company’s common stock unless Ms. Powers provides the Company at least 61 days’ advance notice. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(2)
On July 2, 2020, we granted 10,770,429 stock options to Ms. Powers for service during several years. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Following entry into previous securities suspension agreements, in 2021 Ms. Powers entered into a voluntary blocking agreement with the Company under which Ms. Powers cannot exercise or convert any of these 2020 options to acquire shares of the Company’s common stock unless Ms. Powers provides the Company at least 61 days’ advance notice and the Company has authorized shares available. As a result, these options are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

On July 2, 2020, we granted 32,558,724 stock options to Ms. Powers for service during several years. These options were subject to certain vesting requirements which have been fulfilled. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. 50% of these options were vested upon grant, and 50% were subject to vesting in monthly installments over one year. Following entry into previous securities suspension agreements, in 2021, Ms. Powers entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Ms. Powers cannot exercise these 2020 options to acquire shares of the Company’s common stock unless Ms. Powers provides the Company at least 61 days’ advance notice and the Company has authorized shares available. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(3)
On September 2, 2020, we granted 11,789,879 stock options to Ms. Powers for service during several years. The options are exercisable at a price of $0.55 per share, and have a 10-year exercise period. These options vested upon the earlier of completion of certain milestones or March 31, 2021. These options were fully vested as of March 31, 2021. Following entry into previous securities suspension agreements, in 2021, Ms. Powers entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Ms. Powers cannot exercise these 2020 options to acquire shares of the Company’s common stock unless Ms. Powers provides the Company at least 61 days’ advance notice and the Company has authorized shares available. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(4)
On May 28, 2018, we granted 24,500,000 stock options to Mr. Goldman for service during a number of years. The options are exercisable at a price of $0.23 per share, and have a 10-year exercise period. 50% of these options were vested upon grant, and 50% were subject to vesting in monthly installments over two years. Following entry into previous securities suspension agreements, in 2021, Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise these 2018 options to acquire shares of the Company’s common stock, unless Mr. Goldman provides the Company at least 61 days’ advance notice. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(5)
On July 2, 2020, we granted 6,731,518 stock options to Mr. Goldman for service during several years. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Following entry into previous securities suspension agreements, in 2021 Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise these 2020 options to acquire shares of the Company’s common stock unless Mr. Goldman provides the Company at least 61 days’ advance notice and the Company has authorized shares available. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

On July 2, 2020, we granted 21,822,937 stock options to Mr. Goldman for service during several years. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. 50% of these options were vested upon grant, and 50% were subject to vesting in monthly installments over one year. Following entry into previous securities suspension agreements, in 2021 Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise these 2020 options to acquire shares of the Company’s common stock unless Mr. Goldman provides the Company at least 61 days’ advance notice and the Company has authorized shares available. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.
On January 14, 2021, Mr. Goldman assigned 20,000,000 options that were granted on July 2, 2020 to The Goldman NWBIO GRAT Trust for no consideration. On April 28, 2022, Sue Goldman, Trustee of The Goldman NWBIO GRAT Trust transferred 12,709,287 options to Mr. Goldman in satisfaction of the first annuity amount due to Mr. Goldman. As of December 31, 2023, 7,290,713 options were remaining in The Goldman NWBIO GRAT Trust.
(6)
On September 2, 2020, we granted 5,894,939 stock options to Mr. Goldman for service during several years. The options are exercisable at a price of $0.55 per share, and have a 10-year exercise period. These options vested upon the earlier of completion of certain milestones or March 31, 2021. These options were fully vested as of March 31, 2021. Following entry into previous securities suspension agreements, in 2021 Mr. Goldman entered into a voluntary blocking agreement on an ongoing rolling basis with the Company under which Mr. Goldman cannot exercise these 2020 options to acquire shares of the Company’s common stock unless Mr. Goldman provides the Company at least 61 days’ advance notice and the Company has authorized shares available. As a result, such derivative securities are not considered “beneficially owned” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended.

(7)
On June 13, 2017, we awarded 7,940,182 options to Dr. Bosch under the 2007 Stock Plan for service during several years. The options are exercisable at a price of $0.25 per share, and had a 5-year exercise period. On January 14, 2018, we extended the exercise period of the options from 5-year to 10-year. In 2021, Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. The suspension continued on a monthly basis since then, with respect to 20,429,456 options, until it expired on January 12, 2023.
On March 29, 2023, Dr. Bosch cashless exercised 200,000 options.
(8)
On July 2, 2020, we granted 10,798,729 stock options to Dr. Bosch for service during several years. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. The suspension agreement expired on January 12, 2023.

(9)
On July 2, 2020, we granted 16,630,726 stock options to Dr. Bosch for service during several years. 50% of these options were vested upon grant, and 50% were subject to vesting in monthly installments over one year. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. Dr. Bosch entered into a securities suspension agreement with the Company that (i) suspended the exercisability of 13,165,992 of the vested options and (ii) made no changes to the other terms of such securities. The suspension agreement expired on January 12, 2023.

(10)
On August 31, 2018, we granted 2,967,065 stock options to Dr. Boynton for service during several years. The options are exercisable at a price of $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% were subject to vesting in monthly installments over two years. Dr. Boynton entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. The suspension agreement expired on January 12, 2023.

(11)
On July 2, 2020, we granted 3,096,498 stock options to Dr. Boynton for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. These options were fully vested upon grant. Dr. Boynton entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. The suspension agreement expired on January 12, 2023.

On April 4, 2023, Dr. Boynton assigned all 3,096,498 of these options to his relatives for no consideration.
(12)
On July 2, 2020, we granted 15,697,693 stock options to Dr. Boynton for service during 2018, 2019 and 2020. The options are exercisable at a price of $0.35 per share, and have a 10-year exercise period. 50% of these options were vested upon grant, and 50% were subject to vesting in monthly installments over one year. Dr. Boynton entered into a securities suspension agreement with the Company that (i) suspended the exercisability of the vested options and (ii) made no changes to the other terms of such securities. The suspension agreement expired on January 12, 2023.

On July 27, 2022, Dr. Boynton assigned 3,000,000 options to his relatives for no consideration. On December 6, 2022, Dr. Boynton assigned 9,000,000 options to his relatives for no consideration. On April 4, 2023, Dr. Boynton assigned the remaining 3,697,693 options to his relatives for no consideration.

Option Exercises and Stock Vested
The following table shows stock option awards exercised by our Named Executive Officers during the year ended December 31, 2023. No Named Executive Officers vested in any stock awards.
Option Awards
Name	Gross Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Linda F. Powers	—	—
Leslie J. Goldman	—	—
Marnix L. Bosch, Ph.D.	200,000	$74,000(1)
Alton L. Boynton, Ph.D.	—	—

(1)
The value realized upon the exercise of a stock option is calculated by multiplying (i) the number of shares of our common stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of our common stock on the date the stock option was exercised and the per-share exercise price of the options. Represents the gross value realized prior to any applicable tax withholding.

Potential Payments on Termination or Change in Control
The Company does not currently have any arrangements that would trigger payments upon termination of a NEO or upon a change in control of the Company. However, the Company plans to enter into employment agreements with Ms. Powers, Mr. Goldman and Dr. Boynton in due course, which may contain such arrangements.
CEO Pay Ratio Disclosure
We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. Based on the information for fiscal year 2023, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 6.4:1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below.
We identified our median compensation employee by examining total compensation paid for fiscal year 2023 to all individuals, excluding Ms. Powers, who were employed by us on December 31, 2023, the last day of our fiscal year, based on payroll records. No assumptions, adjustments or estimates were made in respect of total compensation, except that we annualized the compensation of any employee that was not employed with us for all of fiscal year 2023. We excluded independent contractors who are engaged full time by us. We also excluded independent contractors retained on an as-needed basis, whose compensation is determined by an unaffiliated third party, and who are therefore are not considered our employees for purposes of the pay ratio calculation.
Once we identified our median employee, we calculated such employee’s annual total compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in that employee’s annual total compensation of $145,000. The median employee’s annual total compensation includes annualized base salary, annualized bonus during the fiscal year ended December 31, 2023.
With respect to the CEO, we used the amount reported as total compensation in the Summary Compensation Table. Any estimates and assumptions used to calculate total annual compensation are described in footnotes to the Summary Compensation Table.
Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our named executive officers

(“NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.
The following tables and related disclosures provide information about (i) the total compensation (“SCT Total”) of our principal executive officer (“PEO”) and our non-PEO Named Executive Officers (collectively, the “Other NEOs”) as presented in the Summary Compensation Table, (ii) the “compensation actually paid” (“CAP”) to our PEO and our Other NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.
Pay Versus Performance Table
The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K.
Use of the term “compensation actually paid” is required by the SEC’s rules, and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals for the fiscal years listed below.
In calculating the compensation actually paid amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations were computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such fair values did not materially differ from those disclosed at the time of grant.
Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Value of Initial Fixed $100 Investment Based On Peer Group Total Shareholder Return(6)	Net (Loss) Income (in thousands)
2023	$925,000	$925,000	$518,000	$518,000	$170	$141	$(62,800)
2022	$1,100,000	$1,100,000	$624,000	$624,000	$178	$136	$(105,032)
2021	$1,000,000	$31,000	$646,000	$274,000	$170	$158	$179,026

(1)
During fiscal years 2023, 2022 and 2021, the PEO was Linda Powers. During fiscal years 2023 and 2022, the non-PEO NEOs were Leslie Goldman, Marnix Bosch, Ph.D. and Alton Boynton, Ph.D. During fiscal year 2021, the non-PEO NEOs were Mr. Goldman and Dr. Bosch.

(2)
The dollar amounts reported are the amounts of total compensation reported for Ms. Powers and the average total compensation reported for Non-PEO Named Executive Officers for the applicable fiscal year in the “Total” column of the Summary Compensation Table (SCT).

(3)
The following table sets forth the adjustments made to the SCT total for each year represented in the pay versus performance table to arrive at “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K:
SCT Total to CAP Reconciliation	2023	2022	2021
SCT Total for PEO	$925,000	$1,100,000	$1,000,000
(Less): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	—	—	—
Outstanding and unvested awards:
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	—	—	—
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	—	—	—
Awards granted and vesting in the same year:
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	—	—
Awards vesting in current fiscal year but granted in a prior fiscal year:
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	—	—	(969,000)
Compensation Actually Paid to PEO	$925,000	$1,100,000	$31,000

(4)
The following table sets forth the adjustments made to the SCT total for each year represented in the pay versus performance table to arrive at “compensation actually paid” to our non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K:

SCT Total to CAP Reconciliation	2023	2022	2021
Average SCT Total for Non-PEO NEOs	$518,000	$624,000	$646,000
(Less): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	—	—	—
Outstanding and unvested awards:
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	—	—	—
Add: Change in fair value as of fiscal year-end, compared to prior fiscal year-end, of awards granted in any prior fiscal year that are outstanding and unvested as of the end of the fiscal year	—	—	—
Awards granted and vesting in the same year:
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	—	—	—
Awards vesting in current fiscal year but granted in a prior fiscal year:
Add: Change in fair value as of vesting date, compared to prior fiscal year-end, of awards granted in any prior fiscal year for which all vesting conditions were satisfied at fiscal year-end or during the fiscal year	—	—	(372,000)
Compensation Actually Paid to Non-PEO NEOs	$518,000	$624,000	$274,000

(5)
The amounts reported represent the Total Shareholder Return (“TSR”) for each applicable year calculated based on a fixed investment of $100 in the Company for the period starting December 31, 2020, through the end of the listed year on the same cumulative basis as is used in Item 201(e) of Regulation S-K. Historical stock performance is not necessarily indicative of future stock performance.

(6)
The Peer Group TSR used for this calculation is based on the NASDAQ Biotechnology index, which we also use for purposes of our stock performance graph in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2023. The peer group TSR is calculated using the same methodology as describe in footnote 5 above, with the returns of each component company of this group weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated.

Relationship Between CAP Amounts and Performance Measures
The following charts show graphically the relationships over the past two years of the CAP Amounts for the PEO and the Other NEOs as compared to our (i) cumulative total shareholder return and (ii) net income.
While the Compensation Committee makes executive compensation decisions in consideration of a variety of factors, including corporate and individual performance, the decisions of the Compensation Committee and Board of Directors in 2023, 2022 and 2021 were made independently of these disclosure requirements.

CAP vs. NWBO TSR vs. Peer TSR
$2,020
$1,920
$1,820
$1,720
$1,620
$1,520
$1,420
$1,320
$1,220
$1,120
$1,020
$920
$820
$720
$620
$520
$420
$320
$220
$120
$20
CAP ($000s)
$185
$175
$165
$155
$145
$135
Total Shareholder Return
2021
2022
2023
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
NWBO TSR
Peer Group (NASDAQ Biotech Index) TSR

Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

DIRECTOR COMPENSATION
The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2023.
Name(2)	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Dr. Navid Malik	2023	150,000	—	150,000
Jerry Jasinowski	2023	150,000	—	150,000
J. Cofer Black	2023	150,000	—	150,000
The non-executive independent directors were compensated on a monthly basis $12,500 ($150,000 annually) for their consistent availability on short notice, participation in the frequent meetings of the board of directors, leadership of at least one board committee, participation on multiple committees of the Board, commitment to corporate governance initiatives, and frequent consultations with management on operational matters. The Company owed Mr. Jasinowski $275,000 as of December 31, 2023.
Mr. Sarma was appointed to the Board as a non-executive director in March 2024, following Mr. Jasinowski’s retirement for medical reasons. As a non-executive director Mr. Sarma is entitled to receive compensation on the same basis as the Company’s other non-executive directors.
Ms. Powers and Dr. Boynton are executives of the Company and do not receive any compensation for their services as a director.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advent BioServices, Ltd.
Advent BioServices, Ltd. (“Advent”) is a related party based in the U.K. and owned by Toucan Holdings, which is controlled by our Chairperson and Chief Executive Officer, Linda F. Powers. Advent was previously the U.K. branch of Cognate until it was spun off from Cognate in late 2016. Since then, Advent has operated independently of Cognate, providing manufacturing and related services for production of DCVax-L products.
The Company had three operational programs with Advent: (a) an ongoing development and manufacturing program at the GMP facility in London, (b) an ongoing development and manufacturing program at the Sawston GMP facility, and (c) a one-time program for specialized work, organized into ten sets of one-time milestones, which were substantially completed as of December 31, 2023, for the following:
•
Qualifying for and obtaining three required licenses for the Sawston facility: a license from the Human Tissue Authority to collect and process human cells and tissues, a license from the MHRA for manufacturing for clinical trials and compassionate use cases, and a license from the MHRA for commercial manufacturing.

•
Six workstreams relating to product matters required for an application for regulatory approval of DCVax-L, including Comparability, Stability, Potency, Product Profile, Mechanism of Action and Fill/Finish.

•
Drafting and submission of key portions of the applications for product approval (MAA).

Each of the three operational programs is covered by a separate contract. The ongoing manufacturing in the London facility is covered by a Manufacturing Services Agreement (“MSA”) entered into on May 14, 2018. The development and manufacturing program at the Sawston facility is covered by an Ancillary Services Agreement entered into on November 18, 2019. The specialized work associated with the ten sets of one-time milestones is covered by an SOW 6 entered into under the Ancillary Services Agreement as of April 1, 2022 and amended on September 26, 2022 and September 26, 2023. The 2023 amendment extended the SOW 6 service period for about six months, through March 31, 2024 and it was then further extended to September 30, 2024.
The Ancillary Services Agreement establishes a structure under which the Company and Advent negotiate and agree upon the scope and terms for Statements of Work (“SOWs”) for facility development activities and compassionate use program activities. After an SOW is agreed and approved by the Company, Advent will proceed with, or continue, the applicable services and will invoice the Company pursuant to the SOW. Since both the facility development and the compassionate use program involve pioneering and uncertainties in most aspects, the invoicing under the Ancillary Services Agreement is on the basis of costs incurred plus fifteen percent. The SOWs may involve ongoing activities or specialized one-time projects and related one-time milestone payments. The Ancillary Services Agreement was to end in July 2023, but the Company extended the term by 12 months to July 2024.
SOW 6 provides for ongoing baseline costs for manufacturing at the Sawston facility and one-time milestone incentives for (a) regulatory approval of each of the three licenses required for the Sawston facility, (b) successful completion of each of the six workstreams and (c) completion of drafting key portions of applications for product approval. The milestone incentives are a combination of cash and stock, and are not paid until the milestone is achieved and earned.
During the year ended December 31, 2023, the Company paid an aggregate of $5.0 million in cash, of which $1.0 million was related to two milestones that were completed and fully expensed in 2022, but was unpaid as of December 31, 2022, $4.0 million was payment for four completed one-time milestones (MAA workstream for Mechanism of Action, obtaining a commercial manufacturing license from the MHRA in March 2023 and completion of drafting key portions of the first application for commercial approval and submitting the application to MHRA for product approval). The Company issued 4.5 million common shares as a result of completion of the two one-time milestones (obtaining a commercial manufacturing license from the MHRA and completion of drafting and submitting the MAA application for approval in the U.K.)

at fair value of $3.2 million, of which $0.6 million was recognized during the year ended December 31, 2023 and $2.6 million had already been recognized (but not paid) in 2022.
As of December 31, 2023, $0.5 million was unpaid and 1.5 million common shares were pending to be issued in regard to the completed milestone (submission of the application to MHRA for product approval).
Related-Party Transaction Approval Policy
Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with any person who is, or at any time since the beginning of the Company’s fiscal year was, a director or executive officer or a nominee to become a director of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member or person sharing the household of any of the foregoing persons, any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, is subject to approval or ratification in accordance with the procedures of the Company’s Related-Party Transaction Policy. These procedures and practices include Mr. Goldman, the Company’s Senior Vice President and General Counsel, undertaking all negotiations with Advent, briefing the Conflicts Committee and the Board on any contracts, amendments, or issues relating to Advent and on any discussions and votes taken concerning Advent. The procedures further include Ms. Powers being recused from any discussions or votes of the Conflicts Committee and of the Board of Directors on any contractual agreements or business decisions or other matters relating to Advent.
Conflicts Committee
The Conflicts Committee of the Board reviews and decides whether to approve all related-party matters and transactions in light of potential conflicts of interests and reasonableness, as described in the Corporate Governance Matters section above. The Conflicts Committee’s review and approval of any series of similar related-party transactions (such as a series of transactions governed by a single contract) can suffice to satisfy this policy with respect to each transaction in the series.
Report of the Audit Committee
As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee has discussed with Cherry Bekaert LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from Cherry Bekaert LLP our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements was compatible with maintaining Cherry Bekaert LLP’s independence.

Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.
THE AUDIT COMMITTEE
Pat Sarma
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Independent Public Accountants
Cherry Bekaert has served as our independent public accounting firm for the fiscal years ended December 31, 2020, 2021, 2022 and 2023 and was engaged to serve in such capacity for 2024.
Audit Fees
The aggregate fees billed for the fiscal years ended December 31, 2023 for professional services rendered by Cherry Bekaert for the audit of our annual financial statements for 2023, an independent audit of the Company’s internal controls for 2023, and the review our financial statements included in our quarterly reports on Form 10-Q for 2023 was $614,000.
The aggregate fees billed in connection with the fiscal year ended December 31, 2022 for professional services rendered by Cherry Bekaert for the audit of our annual financial statement for 2022, including the review of the financial statement information included in our Quarterly Reports on Form 10-Q during 2022, was $550,000.
Audit-Related Fees
There were no fees billed in the fiscal years ended December 31, 2023 and 2022 for assurance and related services rendered by Cherry Bekaert related to the performance of the audit or review of our financial statements.
Tax and Other Non-Audit Professional Services
There were no fees billed in the fiscal years ended December 31, 2023 and 2022 for professional services rendered by Cherry Bekaert for tax related services or other non-audit professional services fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2023 and 2022.

OTHER MATTERS
Stockholder Proposals for the Next Annual Meeting of Stockholders
Proposals of stockholders intended to be included in our proxy materials for the next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than February 3, 2025 the 120th day prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our corporate secretary must receive such notice no earlier than January 4, 2025 and no later than February 3, 2025, 150 days and 120 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders, respectively. If the date on which the next annual meeting of stockholders will be held is changed by more than 30 calendar days from the date of the Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement. In addition to giving notice pursuant to the advance notice provisions of the Company’s bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also provide the notice required Rule 14a-19, the SEC’s universal proxy rule, to our Corporate Secretary regarding such intent no later than April 30, 2025.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION
Communication with the Board of Directors
All communications should be in written form and directed to our corporate secretary at the following email address: corpsecretary@nwbio.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY PHONE, ONLINE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
June 3, 2024

APPENDIX A: PLAINTIFF’S AMENDED COMPLAINT
IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
)
IN RE NORTHWEST	)
BIOTHERAPEUTICS, INC.	)	C.A. No. 2022-0193-JTL
STOCKHOLDER LITIGATION	)	Consolidated
)
AMENDED AND SUPPLEMENTAL CONSOLIDATED VERIFIED
STOCKHOLDER DERIVATIVE AND CLASS ACTION COMPLAINT
On behalf of Nominal Defendant Northwest Biotherapeutics, Inc. (“Northwest Biotherapeutics” or the “Company”), Plaintiff Glenn F. Schaeffer (“Plaintiff”) asserts claims for breach of fiduciary duty and unjust enrichment against members of the Company’s board of directors (the “Board” or the “Directors” or the “Director Defendants”) and General Counsel (collectively, the “Individual Defendants”).1 On behalf of himself and all other similarly situated stockholders of Northwest Biotherapeutics, Plaintiff also brings a claim against the Director Defendants for breach of the fiduciary duty of candor and a claim against the Company and the Individual Defendants for declaratory relief.

1   Plaintiff’s allegations are made upon personal knowledge as to himself and his own acts, and upon information and belief as to all other matters, based upon the investigation conducted by and through his attorneys, which included a review of documents Plaintiff obtained from the Company in connection with a books and records demand under 8 Del. C. § 220 (the “Demand”), documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and various media and analyst reports.

NATURE AND SUMMARY OF THE ACTION
1.   This is a stockholder derivative and class action brought to hold Northwest Biotherapeutics’ insiders accountable for abusing their positions and breaching their fiduciary duties by awarding themselves over $40 million worth of stock options in May 2020 and now belatedly seeking the stockholders’ approval of these awards on the basis of materially false and misleading disclosures.
2.   Since 2017, the Board comprised five Directors: (a) non-employee directors J. Cofer Black (“Black”), Jerry Jasinowski (“Jasinowski”), and Navid Malik (“Malik”); and (b) executive directors Linda F. Powers (“Powers”), the Company’s Chief Executive Officer (“CEO”) and Chairperson of the Board, and Alton L. Boynton (“Boynton”), the Company’s co-founder and Chief Scientific Officer.
3.   In May 2018, as compensation for their services to the Company, the Directors awarded themselves and Leslie J. Goldman (“Goldman”), the Company’s General Counsel, an aggregate of 84,280,000 stock options worth $14.4 million (the “2018 Option Awards”).
4.   Northwest Biotherapeutics is a biotechnology company that has no commercial products and relies primarily on equity issuances in order to raise sufficient capital to fund its operations. During the two years following the 2018 Option Awards, the Company raised tens of million dollars in cash through various equity issuances (the “Financing Transactions”), but as a result saw its outstanding share count increase by approximately 290 million shares, thus diluting all equity holders in the process. That is, with 290 million additional shares outstanding, each equity holder now had a smaller percentage ownership stake in the Company.
5.   In May 2020, the Directors (with Goldman attending all meetings) granted themselves (and Goldman) an aggregate of 134,575,229 stock options worth $40.64 million. These awards were not intended as a reward for performance or service. Instead, according to the documents produced in connection with Plaintiff’s Demand, these awards were intended to “true-up” the Individual Defendants to “offset . . . the dilutive effects” of the Financing Transactions on Defendants’ 2018 Option Awards. Stated differently, the Individual Defendants decided to offset their decreased percentage ownership stake occasioned by the Company’s financing needs simply by granting themselves 134,575,229 stock options to bring their percentage ownership stake in the Company back up to their previous levels (the so- called “True-Up” Awards).
6.   The True-Up Awards are unprecedented and indefensible. The Individual Defendants do not have the right — whether by employment agreement, contract, or otherwise — to own a specific percentage of the Company’s common stock. All of the Company’s equity holders — public stockholders and Individual Defendants alike — suffered dilution as a result of the Financing Transactions. Of course, public stockholders, including Plaintiff, could not simply take more shares from the Company in order to offset the dilution and “true-up” their respective stakes. In a gross abuse of their positions as Company fiduciaries, the Individual Defendants did exactly that.
7.   Moreover, the Individual Defendants suffered absolutely no economic harm as a result of the Financing Transactions. While their percentage ownership stake in the Company decreased as a result of the equity issued in the Financing Transactions, Northwest Biotherapeutic’s value increased as a result of the resulting cash inflow. Accordingly, all else being equal, the value of the Individual Defendants’ equity stakes did not change as a result of the Financing Transactions. In other words, the “true-up” rationale is a pretext for what is in reality a windfall of over $40 million that the Individual Defendants secured for themselves in a self- dealing transaction. And it is a pretext that has no logical end point: when the Company issues more shares to raise money going forward, the Individual Defendants apparently will feel entitled to be “trued up” again.
8.   The Individual Defendants’ process lacked any semblance of sound corporate governance. They did not retain any consultants or experts to advise them regarding their True-Up Awards, which were never presented to any independent person or entity. Instead, the Individual Defendants handled everything themselves. The manner in which they did so made a mockery of the concept of director “disinterest:” the executive directors (Powers and Boynton) approved the awards for the non-employee directors (Black, Jasinowski, and Malik), while the non-employee directors, in turn, approved the awards for their counterparts, the executive directors and Goldman. Through this “round robin” voting process, the Board attempted to claim that each group was “disinterested” vis-à-vis the other.

9.   It is also notable that the Board originally contemplated seeking, as it had in the past, stockholder approval for the awards made to the non-employee directors, but later abandoned that plan. Instead, as the Company’s internal documents show, the Board proceeded to grant the True-Up Awards to Black, Jasinowski, and Malik in August 2020. More than two years passed without the Board taking any steps towards seeking stockholder approval of these grants.
10.   Then, several months after Plaintiff commenced this action, the Board proceeded to schedule a meeting, issue a (materially false and misleading) proxy statement, and seek the “approval” of the Company’s stockholders for these awards, and “ratification” of the True-Up Awards made to Powers, Boynton, and Goldman, as discussed further below.
11.   The True-Up Awards are blatantly unfair to the Company and should therefore be rescinded in their entirety.
PARTIES
12.   Plaintiff Glenn F. Schaeffer has continuously owned shares of the Company’s common stock since 2019.
13.   Nominal Defendant Northwest Biotherapeutics is a Delaware corporation with its principal place of business in Bethesda, Maryland. With respect to Count IV for Declaratory Relief, Northwest Biotherapeutics is being named as a Defendant.
14.   Defendant Black has served on the Board since January 2016.
15.   Defendant Jasinowski has served on the Board since April 2012.
16.   Defendant Malik has served on the Board since April 2012.
17.   Defendant Powers has served as Chairperson of the Board since May 2007 and as the Company’s CEO and President since June 2011. As of June 2020, Powers also serves as the Company’s Chief Financial and Accounting Officer.
18.   Defendant Boynton co-founded the Company in 1996 and has served as its Chief Scientific Officer and as a director since 1998. Defendant Boynton served as the Company’s CEO from June 2007 to June 2011.
19.   Defendant Goldman joined the Company as Senior Vice President, Business Development in June 2011, and became Senior Vice President, General Counsel in 2018.
FURTHER SUBSTANTIVE ALLEGATIONS
Background
20.   Northwest Biotherapeutics is a “biotechnology company focused on developing personalized immune therapies for cancer.” Since its inception in 1996, the Company has not brought any product candidates to the commercialization stage of development, i.e., the stage capable of producing meaningful revenues.
21.   Northwest Biotherapeutics’ lead product, DCVax®-L, is designed to treat solid tumor cancers in which the tumor can be surgically removed. While the Company recently completed a 331-patient international Phase III trial of DCVax-L for Glioblastoma multiforme brain cancer, a trial that began almost a decade ago, the results of which were announced in November 2022.
The 2018 Option Awards
22.   Since July 2017, the Board has comprised the following five directors: non-employee directors Black, Jasinowski, and Malik, and executive directors Boynton and Powers.
23.   Since 2015, the Company’s non-employee director compensation program has consisted of an annual cash retainer of $150,000.

24.   As Northwest Biotherapeutics’ CEO and President, Powers received a $502,000 annual salary from 2016 to 2019, and a $700,000 salary in 2020. She also received a $300,000 bonus that was paid in 2020 but approved in 2019 according to the Company’s disclosures.
25.   As Chief Scientific Officer, Boynton received a $325,000 salary from 2016 to 2019 (his 2020 salary was not publicly disclosed). Boynton also received a $20,000 bonus in 2019.
26.   As the Company’s Senior Vice President, Business Development/General Counsel, Goldman received a $375,000 salary from 2016- 2019, and a $525,000 salary in 2020. Goldman also received a $200,000 bonus that was paid in 2020 but approved in 2019 according to the Company’s disclosures.
27.   On January 16, 2018, Northwest Biotherapeutics filed an 8-K with the SEC (the “January 2018 8-K”), which disclosed that, on November 19, 2017, the Board approved stock option awards to various individuals “to take account of employee and director performance over the last approximately 6 years and anticipated performance over the next approximately 2 years.” As further stated in the January 2018 8-K, the Company had begun “undertaking the steps for implementation” of these awards.
28.   On April 9, 2018, the Company filed a Schedule 14A Definitive Proxy Statement (the “2018 Proxy”) in connection with a special meeting of stockholders held on April 27, 2018 (the “Special Meeting”). As disclosed in the 2018 Proxy, Powers and Boynton approved the stock option awards designated for Black, Jasinowski, and Malik (the “2018 NED Option Awards”), pursuant to which, subject to stockholder approval, Black would receive 1,715,000 stock options, Jasinowski would receive 4,900,000 stock options, and Malik would receive 9,065,000 stock options.
29.   In Proposal No. 3 of the 2018 Proxy, the Board sought stockholder approval of the 2018 NED Option Awards. According to the 2018 Proxy, Powers and Boynton had approved the 2018 NED Option Awards based on a “number of factors and considerations,” including (a) “the extraordinarily long period that the independent directors have been serving without having received any equity compensation, despite the Company’s promises to make such awards”; (b) “the extraordinary amount [of] time, effort and support contributed by the independent directors throughout their respective periods of service, going far beyond the activities typically involved in Board service”; and (c) “the extent of personal and professional risk [the] independent directors have endured in serving on our Board.” At the Special Meeting, stockholders approved Proposal No. 3.
30.   On June 1, 2018, the Company filed an 8-K with the SEC (the “June 2018 8-K”), which disclosed that, on May 28, 2018, the Company completed the implementation of the option awards and issued an aggregate of 84,280,000 stock options to the Individual Defendants (i.e., the 2018 Option Awards) in the following amounts:
	No. Options	Value2
Black	1,715,000	$293,000
Boynton3	4,900,000	$837,000
Goldman	24,500,000	$4,186,000
Jasinowski	4,900,000	$837,000
Malik	9,065,000	$1,549,000
Powers	39,200,000	$6,698,000
Total	84,280,000	$14,400,000
31.   As disclosed in the June 2018 8-K, the stock options issued to Powers, Goldman, and Boynton had an exercise price of $0.23 per share (the closing price of the Company’s common stock on the preceding

2   The value represents the grant date fair value as disclosed by the Company in its Form 10-K Annual Report filed with the SEC on April 2, 2019.
3   On August 31, 2018, Boynton was granted an additional 2,967,065 stock options with a grant date fair value of approximately $691,000.

business day, May 25, 2018), and the stock options issued to Black, Jasinowski, and Malik had an exercise price of $0.30 per share.
32.   On May 14, 2018, just prior to the issuance of the 2018 Option Awards, Northwest Biotherapeutics had 419,465,016 outstanding shares of common stock.
The Company Issues Equity to Raise Cash and Fund Operations
33.   With no commercialized products, Northwest Biotherapeutics relies primarily on equity issuances to raise sufficient capital to fund its operations.4
34.   During 2018, the Company received $8.4 million in cash proceeds from the issuance of convertible preferred stock, common stock and warrants, in both public and private offerings. The Company also received $2.6 million in cash proceeds from the exercise of warrants during 2018.
35.   During 2019, the Company received $6.9 million from the issuance of convertible preferred stock, common stock and warrants, in both public and private offerings. The Company also received $2.2 million in cash proceeds from the exercise of warrants during 2019.
36.   During the six months ended June 30, 2020, the Company received approximately $11.6 million in cash from the issuance of 68.6 million shares of common stock.
37.   As a result of these and other equity issuances (i.e., the Financing Transactions), the number of Northwest Biotherapeutics’ shares outstanding increased substantially. As of June 12, 2020, the Company had 710,282,469 outstanding shares — nearly 300 million more shares than when the 2018 Option Awards were issued.
The Directors Grant Themselves and Goldman the True-Up Awards
38.   On January 26, 2020, the Board convened a meeting attended by all five Directors and Goldman. As described in the minutes of the meeting, the Board “discussed the true-up of options held by certain Board members in accordance with the Company’s outstanding securities and issuances in the past year.” The discussion included “the options at issue, the mechanics of the true-up, and the process for shareholder approval.”
39.   On March 23, 2020, the Board convened a meeting attended by all five Directors and Goldman. As stated in the minutes of the meeting, the Board discussed a “true-up of the number of options” held by Black, Jasinowski, and Malik “in accordance with the number of securities issued by the Company.” At the meeting, Powers and Boynton “voted to approve” a proposal seeking “shareholder ratification” of these grants at a special meeting of stockholders before implementing any such “true-up.”
40.   On May 23, 2020, the Board again met with all five Directors and Goldman present (the “May 23 Meeting”). According to the minutes, the purportedly “disinterested” directors, Powers and Boynton, “voted unanimously to approve awarding true-up options to the independent directors.” As further stated in the minutes, the “true-up options [would] offset or partially offset the dilutive effects of issuances since the prior option awards to these directors in 2018.”
41.   Three days later, on May 26, 2020, Powers emailed the members of the Board’s Compensation Committee (the “Compensation Committee”), Malik and Jasinowski, a list of proposed option awards for various employees and consultants, including Boynton, Goldman, and herself. As described in the email, the list was a joint recommendation from Powers and Goldman, and the proposed options were intended to “true up to new denominator (total securities outstanding at COB on Friday, 5/22/20).”
42.   On May 29, 2020, the Board convened a meeting attended by all five Directors and Goldman (the “May 29 Meeting”). As described in the minutes, the Compensation Committee had “met twice this week,” and after “extensive discussions about the potential awards” for employees and certain consultants, the Compensation Committee had “approved the recommendations from Management.” The Board “asked

4   The Company reported revenues of $2.4 million, $1.3 million, and $1 million, in 2019, 2020, and 2021, respectively.

questions about the factors used to prepare and to evaluate the proposed allocations,” and following a discussion, the Board — with Black, Jasinowski, and Malik voting while Powers and Boynton “recused” themselves — approved “the proposed option awards as approved by the [Compensation] Committee.”
43.   Thereafter, the Company began implementing the issuance of the “true- up” awards. On July 2, 2020, the Company issued 43,329,153 stock options to Powers, 28,554,455 stock options to Goldman, and 18,794,191 stock options to Boynton. For Powers and Goldman, these options comprised just a portion of their allocated stock options, as explained below. The stock options were originally issued with a $0.25 exercise price, but were later amended to a $0.35 exercise price (which was the closing price of the Company’s common stock on July 2, 2020). The options had certain time-based vesting requirements.
44.   On July 19, 2020, the Board convened a meeting attended by all five Directors and Goldman. At the meeting, management and the Board discussed their progress in implementing the previously-approved stock option awards. As described in the minutes of the meeting, the options “for senior management were recently implemented, except that Ms. Powers and Mr. Goldman volunteered to set aside a portion of their option awards until the option awards for staff employees were determined to be sufficient.” Meanwhile, the stock option awards for the non- employee directors were “pending for implementation (subject to shareholder approval at the next meeting, as in the past).”
45.   On August 5, 2020, the Board convened another meeting attended by all five Directors and Goldman. At the meeting, the Board approved the stock option awards for staff employees, thus paving the way for Powers and Goldman to receive the rest of their allocated stock options. As described in the minutes of the meeting, the Board, with Powers recusing herself, “voted to approve again the award of the options that were previously set aside for but not yet issued to management (Ms. Powers and Mr. Goldman) while staff options were handled.”
46.   Though not explained in the minutes of this meeting, the Board apparently also determined that it would no longer be seeking stockholder approval of the stock option awards to Black, Jasinowski, and Malik. Instead, Powers and Boynton “noted that the implementation of the options previously awarded to the independent Board members should also be completed.”
47.   Accordingly, on August 5, 2020, Black received 4,769,433 stock options, Jasinowski received 5,710,891 stock options, and Malik received 15,732,288 stock options. The stock options were issued originally with a $0.25 exercise price, but were later amended to a $0.34 exercise price (which was the closing price of the Company’s common stock on August 5, 2020). Half of the options would vest upon grant and the remaining 50% would vest over the following 12 months.
48.   On September 2, 2020, the Board convened a meeting attended by all five Directors and Goldman. As described in the minutes of the meeting, the Board “reaffirmed the issuance” of the stock option awards to Powers and Goldman that had been “set aside until employee options were completed.” Accordingly, on September 2, 2020, Powers received an additional 11,789,879 stock options and Goldman received an additional 5,894,939 stock options. These additional options would vest on March 31, 2021 or upon the achievement of certain performance milestones, whichever was earlier. Accordingly, by March 31, 2021, these options had vested.

49.   In all, the Directors granted themselves and Goldman 134,575,229 stock options worth $40.64 million in the aggregate (i.e., the True-Up Awards):
	No. Options	Value5
Black	4,769,433	$1,250,000
Boynton	18,794,191	$5,905,000
Goldman	34,449,394	$10,548,000
Jasinowski	5,710,891	$1,497,000
Malik	15,732,288	$4,123,000
Powers	55,119,032	$17,317,000
Total	134,575,229	$40,640,000
The True-Up Awards Unfairly Enrich the Individual Defendants
50.   As described above, the Individual Defendants’ stated rationale for the True-Up Awards was to “offset or partially offset the dilutive effects” on the 2018 Option Awards caused by the Financing Transactions. Stock dilution is the decrease in an existing stockholders’ ownership percentage that results from the company issuing new equity. With roughly 419.4 million shares outstanding when the 2018 Option Awards were granted, the Individual Defendants’ 84.28 million stock options represented a 16.7% stake in the Company.6
51.   By May 2020, primarily as a result of its Financing Transactions, Northwest Biotherapeutics had approximately 710.3 million outstanding shares, and accordingly the Individual Defendants’ 2018 Option Awards represented a 10.6% stake in the Company.7 Accordingly, the True-Up Awards were intended to offset this decrease in the Individual Defendants’ respective ownership stake by providing them with more stock options and bringing their ownership stake in the Company back up to previous levels.
52.   The Individual Defendants were not the only ones who suffered dilution as a result of the Financing Transactions. All of the Company’s equity holders did. But public stockholders, including Plaintiff, could not simply help themselves to more shares to offset the dilution and give themselves a “true-up.” In a gross abuse of their position, the Individual Defendants did exactly that, but only for themselves.
53.   The Individual Defendants are not entitled to own a specific percentage of the Company’s common stock. In fact, no one is.
54.   Northwest Biotherapeutics’ Seventh Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) denies stockholders the preemptive right to participate in a stock offering in order to maintain their level of ownership. Specifically, Section Article IV, Section 1(d) of the Certificate of Incorporation states:
No stockholder of the Corporation shall by reason of his/her/its holding shares of any class of capital stock of the Corporation have any preemptive or preferential right to acquire or subscribe for any additional, unissued or treasury shares (whether now or hereafter acquired) of any class of capital

5   This represents the grant date fair value as disclosed by the Company in its Schedule 14A Definitive Proxy Statement filed with the SEC on April 16, 2021 (the “2021 Proxy”). While the value of Boynton’s options was not publicly disclosed, it is calculated based on the assumption that his options had the same per-share value as Powers’ and Goldman’s options.
6   The 419.4 million outstanding shares plus the 84.28 million options equates to approximately 504 million shares. The 84.28 million options represent a 16.7% ownership stake of the 504 million shares.
7   The 710.3 million shares outstanding plus the 84.28 million stock options equates to 794.6 million shares. The 84.28 million options represent a 10.6% ownership interest of the 794.6 million shares. This calculation and the one in the preceding footnote, which do not include any other warrants or options that may have been outstanding at the time, is provided simply to explain the effect of dilution, and not to specifically detail the precise dilutive effect of the Financing Transactions.

stock of the Corporation now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of capital stock of the Corporation now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividends or voting or other rights of that stockholder.
55.   The Individual Defendants effectively circumvented this provision and they did so without even paying for their additional shares. Instead, they just gave themselves stock options for no consideration.
56.   The True-Up Awards become even more egregious when considering the equity that was being “trued-up” — the 2018 Option Awards. While public stockholders had to pay for their shares, the 2018 Option Awards were shares the Individual Defendants granted to themselves. As described above, the 2018 Option Awards were a one-time lucrative award designed to compensate the Defendants for up to six years of past performance and two years going forward. With the True-Up Awards, the Individual Defendants were now using the 2018 Option Awards as a vehicle by which the Individual Defendants could maintain a certain percentage level of ownership in the Company in perpetuity.
57.   While the Individual Defendants’ percentage ownership stake in the Company decreased as a result of the equity issued in connection with the Financing Transactions, the Company’s value increased as a result of the cash it received in return. All else being equal, the value of the equity held by the Individual Defendants would not have changed.
58.   For example, consider a hypothetical company that has 100 million shares outstanding, which trades at $10.00 per share, and thus has a total market capitalization of $1 billion. A stockholder holding 10 million shares would own 10% of the company and have shares worth $100 million. If the company sold 50 million shares at $10.00 per share and raised gross proceeds of $500 million, the company would now have 150 million shares outstanding, and all else being equal, would be valued at $1.5 billion, with the shares still trading at $10.00 per share. The stockholder with 10 million shares would have been diluted to a 6.66% ownership stake, but because the company was now worth an additional $500 million, her shares, still trading at $10.00 per share, would continue to be worth $100 million.
59.   As this hypothetical example illustrates, in reality, the Individual Defendants suffered no economic harm at all as a result of the Financing Transactions, and the True-Up Awards simply provided them with a $40 million windfall.
60.   The process the Individual Defendants employed in connection with their True-Up Awards was as defective as their justification for these awards. The Individual Defendants did not retain any consultants or experts to advise them. Nor did they then involve the stockholders. Instead, the Individual Defendants ran the entire process themselves. While the Board minutes indicate that the Individual Defendants’ True-Up Awards were approved by “disinterested” directors, the process the Individual Defendants employed to reach that conclusion was absurd. The executive directors (Powers and Boynton) approved the awards for the non- employee directors (Black, Jasinowski, and Malik), while the non-employee directors, in turn, approved the awards for the executive directors and Goldman. No one was disinterested in approving these awards.
61.   For all of these reasons, the True-Up Awards were a blatant abuse of power by the Individual Defendants, and accordingly, should be rescinded in their entirety.
62.   Additionally, though not designed to serve as annual compensation, the True-Up Awards would be grossly excessive had that been the Individual Defendants’ intention.
63.   With their $150,000 cash retainer and True-Up Awards, the non- employee Directors received the following compensation in 2020:
	Cash	Option Awards	Total
Malik	$150,000	$4,123,000	$4,273,000
Jasinowski	$150,000	$1,497,000	$1,647,000
Black	$150,000	$1,250,000	$1,400,000

64.   This is facially excessive and unfair to the Company. As described above, Malik, Jasinowski, and Black received $1,549,000, $837,000, and $293,000 respectively, from their 2018 NED Option Awards, which was intended to cover up to eight years of equity compensation (six years going back and two years going forward). Yet in one shot each of the non-employee Directors’ received True-Up Awards the value of which far exceeded what they had received for up to eight years of work.
65.   The True-Up Awards were not supported by any peer analysis. Indeed, it does not appear that Northwest Biotherapeutics ever developed a peer group for compensation benchmarking purposes. If the Board had performed any sort of peer analysis, it would have revealed that the True-Up Awards could not possibly be justified from a market perspective.
66.   For example, the following three companies recently listed Northwest Biotherapeutics as their peer for compensation purposes: Evoke Pharma, Inc. (“Evoke”), Isoray, Inc. (“Isoray”), and Navidea Biopharmaceuticals, Inc. (“Navidea”). During the 2020 fiscal year, these three companies paid their non- employee directors (who were on their respective boards the full year) average compensation packages valued at $170,960, $52,844, and $69,530, respectively.
67.   Similarly, the following three companies recently listed Northwest Biotherapeutics as a competitor: Alaunos Therapeutics, Inc. (“Alaunos”), ImmunityBio, Inc. (“ImmunityBio”), and Kintara Therapeutics, Inc. (“Kintara”). During the 2020 fiscal year, these three companies paid their non-employee directors (who were on their respective boards the full year) average compensation packages valued at $64,752, $560,466, and $94,015, respectively.
68.   By way of another example, TD Ameritrade has identified the following four companies, who are also developing cancer therapies, as peers of Northwest Biotherapeutics: Fate Therapeutics, Inc. (“Fate”), Fortress Biotech, Inc. (“Fortress”), Cyclacel Pharmaceuticals, Inc. (“Cyclacel”), and Plus Therapeutics, Inc. (“Plus”). During the 2020 fiscal year, these four companies paid their non- employee directors (who were on their respective boards the full year) average compensation packages valued at $337,641, $260,000, $83,079, and $155,410, respectively.
69.   In fact, one would be hard-pressed to find even a handful of publicly- traded companies in the United States where non-employee directors are paid over $1 million each, let alone between $1.4 million and $4.27 million. For example, Frederic W. Cook & Co., Inc. (“F.W. Cook”), an executive and director compensation consulting firm, publishes an annual study of compensation paid to non-employee directors using 300 companies of various sizes and industries. In November 2020, F.W. Cook published its 2020 Director Compensation Report. For “small-cap” companies (those with market capitalization of less than $1 billion) such as Northwest Biotherapeutics, F.W. Cook found that the median, non-employee director compensation was $164,000, and the 75th percentile was $200,000. For “large-cap” companies (companies with a market capitalization greater than $5 billion), F.W. Cook found that the median, non-employee director compensation was $290,000, and the 75th percentile was $323,000.
70.   Similarly, Steven Hall & Partners (“Steven Hall”), an independent compensation consulting firm, specializing exclusively in the areas of executive and director compensation, publishes an annual study of compensation to non-employee directors. Its “2020 Director Compensation Study” revealed that the median total compensation paid to non-employee directors at the 200 companies with the largest revenues in fiscal 2019 equaled just $315,000. In other words, with the True-Up Awards, the Company’s non-employee Directors paid themselves more than what many of the largest companies in the world pay their non-employee directors.
71.   Powers, Goldman, and Boynton fare no better from a peer analysis perspective. With her $700,000 salary and $17,317,000 stock option award, Powers received total compensation of $18,017,000 in 2020. With his $525,000 salary and $10,548,000 in stock options, Goldman’s compensation package was valued at $11,073,000. And with a $5,950,000 stock option award and a $325,000 salary, Boynton’s compensation package was valued at approximately $6,230,000.
72.   Meanwhile, the CEOs of Evoke, Isoray, and Navidea received compensation packages in 2020 valued at $1,171,210, $491,637, and $1,225,051, respectively. The CEOs of Alaunos, ImmunityBio, and Kintara paid their CEOS compensation packages in 2020 valued at $2,090,922, $490,248, and $1,054,476, respectively. And the CEOs of Fate, Fortress, Cyclacel, and Plus received 2020 compensation packages valued at $5,600,167, $2,636,602, $1,409,644, and $838,000, respectively.
73.   Regardless of which companies are selected as “peers,” it is impossible to justify Powers’s $18 million package, which makes her one of the highest-paid CEOs in the United States. Since 2006, the New York Times, in conjunction with Equilar, has reviewed the largest pay packages awarded to CEOs at U.S. public companies. In June 2021, the New York Times and Equilar published a data set titled “Equilar | New York Times 200 Highest-Paid CEOs,” which listed the 200 highest- paid chief executives at American public companies with revenue of at least $1 billion during the 2020 fiscal year. Of course, with no meaningful revenues to speak of, Northwest Biotherapeutics does not even qualify to make this list. Nonetheless, Powers’ $18 million compensation would place her 133rd on the list:
Rank	Company	CEO Compensation
131	HCA Healthcare, Inc. (“HCA”)	$18,131,223
132	BioMarin Pharmaceutical Inc. (“BioMarin”)	$18,119,133
133	The Allstate Corporation (“Allstate”)	$18,009,544
134	Crown Castle International Corp. (“CCI”)	$17,999,135
135	Fidelity National Information Services, Inc. (“FIS”)	$17,905,009
74.   Incongruously, Powers finds herself in the company of the CEOs of HCA (an $81 billion company with revenues of $51.5 billion in 2020), BioMarin (a $14 billion company with revenues of $1.86 billion in 2020), Allstate (a $35 billion company with revenues of $44.79 billion in 2020), CCI (a $74 billion company with revenues of $5.84 billion in 2020), and FIS (a $55 billion company with revenues of $12.5 billion in 2020). Leading a company with no revenues and that has not brought a product to commercialization during her 15-year tenure at the Company, Powers has no business being on this list at all.
Stockholders Have Not Been Told the Truth About the “True-Up” Awards
75.   On April 16, 2021, Northwest Biotherapeutics filed the 2021 Proxy in connection with its 2021 Annual Meeting of Stockholders. SEC rules required the Company to disclose, among other things, the value and nature of any equity awards granted to its non-employee directors and named executive officers during the year ended December 31, 2020.
76.   With respect to the non-employee Director awards, the 2021 Proxy provided no information other than the grant date fair value of the awards ($4,123,000 for Malik, $1,497,000 for Jasinowski, and $1,250,000 for Black). These numbers were included in a “Director Compensation” table, as required by SEC rules, showing the amount of “compensation” received by the non-employee directors in 2020. Accordingly, no one reading the 2021 Proxy (or any other public filing for that matter) has any idea what these enormous awards are all about.
77.   Meanwhile, the disclosures regarding the awards to Powers and Goldman are affirmatively misleading. In a “Summary Compensation Table” required by SEC rules, the Company disclosed that Powers and Goldman received stock option awards valued at $17,317,000 and $10,548,000, respectively, during 2020.8 In an effort to downplay the amount of these awards, the 2021 Proxy stated that the stock options “were granted for employee performance during 2018, 2019 and 2020.” Of course, this is not true.
78.   As described above, the 2018 Option Awards were designed to compensate Powers and Goldman for their 2018 and 2019 performance. More importantly, the minutes of the internal Board meetings do not

8   Boynton was not considered a “named executive officer,” and was not included in the Summary Compensation Table. Likewise, Boynton was not a “non-employee director,” and is not included in the “Director Compensation” table. Accordingly, the Director Defendants simply chose not to discuss the awards received by Boynton during 2020.

indicate that there was any discussion of “employee performance during 2018, 2019, and 2020,” much less identify this as the basis for the True-Up Awards. The actual rationale the Individual Defendants used, i.e., the “true-up” nature of these awards, has not been disclosed at all.
79.   Finally, another telling lack of “disclosure” is with respect to the Board’s decision not to present the non-employee Directors’ True-Up Awards for stockholder approval, as originally planned. Because the 2018 NED Option Awards were supported by a normal rationale (compensation) and covered a long period of time (eight years), the Board had no problem presenting these awards to the stockholders. But realizing there was no way to justify the True-Up Awards, the Director Defendants granted these awards and disclosed them (as they were required to do), but did not dare initially to seek the stockholders’ approval. After Plaintiff challenged these awards, the Director Defendants apparently changed their mind again.
The Board files a False and Misleading 2022 Proxy
80.   On December 5, 2022, roughly two and a half years after the True-Up Awards were issued, the Company filed a Schedule 14A Definitive Proxy Statement (the “2022 Proxy”) in connection with the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), which is scheduled for December 30, 2022.
81.   In Proposal 3 of the 2022 Proxy (“Proposal 3”), the Board is seeking stockholder “ratification” of the True-Up Awards granted to Powers, Goldman, and Boynton. Proposal 3 is titled: “RATIFICATION OF THE SAME OPTION AWARDS THAT WERE MADE IN 2020 TO THE NAMED EXECUTIVE OFFICERS AND FOR WHICH THE STOCKHOLDERS ALREADY VOTED IN FAVOR IN AN ADVISORY VOTE AT LAST YEAR’S ANNUAL MEETING.”
82.   In Proposal 5 of the 2022 Proxy (“Proposal 5,” and collectively with Proposal 3, the “Proposals”), the Board is seeking stockholder “approval” of the True-Up Awards granted to Black, Jasinowski, and Malik. Proposal 5 is titled “APPROVAL OF PREVIOUSLY REPORTED 2020 OPTION AWARDS TO THE COMPANY’S INDEPENDENT DIRECTORS OF THE BOARD OF DIRECTORS.”
83.   In determining whether to vote in favor or against the Proposals, a reasonable stockholder would need to know the consequences of his or her vote. The 2022 Proxy completely fails in this regard. There is no disclosure as to what will happen if either proposal is approved, nor is there any disclosure as to what will happen if either proposal is rejected. While the Individual Defendants undoubtedly want to preserve their options depending on how the votes turn out, this is not how voting works.
84.   In determining whether to vote in favor or against the Proposals, a reasonable stockholder would find it important to know the purpose of the True-Up Awards. As reflected in the Company’s internal documents and as detailed above, the True-Up Awards were granted to the Individual Defendants to “offset the dilutive effects” on the 2018 Option Awards caused by the Financing Transactions in order to bring each of the Individual Defendants’ ownership stake in the Company back up to previous levels. Yet nowhere in the 2022 Proxy is this information disclosed, and for this reason alone the vote on the Proposals is not fully informed.
85.   In the Proposals, the Board detailed the “factors and considerations” that were purportedly considered in granting the True-Up Awards. Specifically, with respect to the True-Up Awards to Powers, Goldman, and Boynton, which the 2022 Proxy refers to as the “2020 Executive Options,” the 2022 Proxy states in Proposal 3:
In 2020, as part of its evaluation and determination of the compensation for our executive officers, the Compensation Committee granted the 2020 Executive Options to our executive officers for service to the Company and progress achieved during the years 2018, 2019 and 2020.
Prior to receiving the 2020 Executive Options, our executive officers had not received any equity-based compensation since 2018, and those 2018 options were for service to the Company for years prior to 2018 as well as for 2018.
The 2020 Executive Options awards were based on a number of factors and considerations.   These awards were determined after taking account of the years of service by our executive officers, the important progress achieved in the Company’s clinical programs and other operations (including major milestones in 2018 related to the Phase III trial of DCVax®-L for Glioblastoma), market factors, the need to retain the executives’ valuable service going forward (including for completion of the Phase III trial program which is key to the Company’s value) and our overall compensation philosophy.
For all of the above reasons, the Compensation Committee (which is composed solely of independent directors), and the independent members of the Board determined that the 2020 Executive Options were in best interests of the Company and our stockholders, and approved the 2020 Executive Options awarded to each of Ms. Powers, Mr. Goldman and Dr. Boynton.
86.   With respect to the True-Up Awards for Black, Jasinowski, and Malik, which the 2022 Proxy refers to as the “2020 Director Options,” the 2022 Proxy states in Proposal 5:
The 2020 Director Options were based on a number of factors and considerations.   One set of considerations was the extraordinary amount time, effort and support contributed by the independent directors throughout their years of service, including the years 2018, 2019 and 2020 that were covered by the option awards. The time and involvement of the Directors went far beyond the activities typically involved in Board service…
Another set of considerations for the 2020 Director Options was the extent of personal and professional risk our independent Directors have endured in serving on our Board. Our Company has experienced ongoing attacks from short sellers, and from bloggers whom the Company believes may be connected with short sellers… Further, our Company has been subjected to multiple lawsuits which we believe were and are vexatious and without merit, and which we have fought, and continue to fight, vigorously — but which have named our Directors personally and put them at personal risk…
Of special note, in addition to undertaking far more activities in support of the Company’s operations than would normally be expected of directors, enduring attacks and lawsuits, our independent Directors have also tolerated long delays in their cash compensation and have waited for as long as 6 years for the Company to implement their equity compensation. Our Directors have also provided personal loans to the Company when needed to help the Company survive, and allowed such loans to remain outstanding and unpaid long after they were due.
Finally, an additional consideration was the long period of years that the independent Directors have been serving and the valuable continuity that has afforded the Company.
For all of the above reasons, the 2020 Director Options were approved by the disinterested directors, subject to stockholder approval, and our management also strongly supports the 2020 Director Options.
87.   The above disclosures are materially false and misleading. Each of the above discussions purport to disclose the “factors and considerations” that the True- Up Awards were based upon. The Board thus had a duty to make sure this list was complete and accurate. But missing from the list is, of course, the primary reason the True-Up Awards were approved as reflected in the Company’s internal documents — to offset the dilution caused by the Financing Transactions. Notably, each of the reasons provided in the 2022 Proxy were reasons that arguably weighed in favor of the True-Up Awards. But the Board affirmatively left out of this list a reason — indeed, the primary reason for the True-Up Awards — that undermined the fairness of the True-Up Awards. As a result, the vote on the Proposals is based on a materially misleading 2022 Proxy.
88.   According to the above disclosures, one of the primary reasons for the lucrative size of the True-Up Awards was to compensate the Individual Defendants for three years of service — 2018, 2019, and 2020. Certainly, to the extent this is true, a reasonable stockholder would find this information important in determining whether to approve the Proposals. But this statement is outright false. The minutes of the internal Board meetings produced in connection with the Demand do not indicate that there was any discussion by the Individual Defendants that they had not been adequately compensated for 2018, 2019, and 2020, much less identify this factor as the basis for the True-Up Awards. Moreover, as detailed above, when the Company granted the sizable 2018 Option Awards, it publicly disclosed that those awards were intended to compensate the Individual Defendants for their service “over the next approximately 2 years,” i.e., 2018 and 2019.
89.   In a similar vein, the statement that, as of the time the True-Up Awards were granted in 2020, Black, Jasinowski, and Malik had been “waiting for as long as 6 years for the Company to implement their equity compensation” is also outright false. Black, Jasinowski, and Malik received the 2018 NED Option Awards just two years earlier in 2018 (which, as described above, were intended to compensate them for the prior six years and the following two years). The similar statement in the 2022 Proxy was simply copied from the 2018 Proxy in connection with the vote on the 2018 NED Option Awards. Indeed, virtually all of the “factors and considerations” detailed in the 2022 Proxy regarding the True-Up Awards to Black, Jasinowski, and Malik — including the attacks by short sellers, the personal and professional risk the directors face, and the extraordinary amount of time and effort they supposedly contribute to the Company — are copied almost verbatim from the 2018 Proxy in connection with the 2018 NED Option Awards. Rather than comply with their fiduciary duties and tell the stockholders the true purpose of the True-Up Awards, the Director Defendants believe they can simply trick stockholders into going along with approving this largesse by rehashing a laundry list of disclosures that pertained to past awards.
90.   The 2022 Proxy also misleads stockholders into believing that the size of the True-Up Awards granted to Black, Jasinowski, and Malik was supported by peer analysis. As stated in Proposal 5: “In determining the independent directors’ compensation, we take into account market data and practices, and we evaluate and compare the nature and scope of responsibilities undertaken and contributions made by our independent directors in helping to support the Company and its operations compared with the typical directors’ roles in other companies.” But this disclosure is materially false. The internal documents produced in the Demand revealed that the Board did not look at any “market data and practices” whatsoever. And as described above, the size of the awards bore no relation to the compensation received by non-employee directors at the Company’s peers. Instead, as the Company’s internal documents revealed, the size of the True-Up Awards was not determined through an analysis of “market data and practices,” but was instead dictated by the amount necessary to satisfy the Individual Defendants’ desire to bring their ownership stake in the Company up to certain levels.
91.   In Plaintiff’s Consolidated Verified Stockholder Derivative Complaint filed on June 8, 2022 (the “Complaint”), Plaintiff alleged, among other things, that the True-Up Awards were financially unfair to the Company and its stockholders and were granted through an unfair process in which all of the Directors were interested. Plaintiff is seeking, among other things, the cancellation and/or rescission of the True-Up Awards. In Proposal 3, the Board has asked stockholders to “ratify” the True-Up Awards granted to Powers, Goldman, and Boynton. Proper stockholder “ratification” of interested director action generally shifts the standard of review from entire fairness to the business judgment rule.
92.   The “ratification” vote in Proposal 3 is legally deficient for at least three reasons. First, to have legal effect, “ratification” requires a fully informed vote of the stockholders, whereby stockholders are provided with accurate and complete disclosure of material information. And as described above, the 2022 Proxy failed in this regard.
93.   Moreover, in addition to the disclosure deficiencies listed above, which are applicable to any stockholder vote, with respect to the concept of “ratification,” stockholders need also to be adequately informed regarding the allegations against the interested directors that the “ratification” vote is seeking to cleanse.
94.   In this regard, Proposal 3 contains a single paragraph — three sentences long — “summar[izing]” this lawsuit.9 As stated in Proposal 3:
Summary of Lawsuit
In June 2022, an alleged stockholder filed a consolidated derivative lawsuit in the Delaware Court of Chancery against the Company, its individual directors and certain executives, seeking to have the 2020 Executive Options revoked and cancelled. Despite acknowledging that the 2020 Executive Options have already been approved by the Company’s Compensation Committee and independent Board members, and for which stockholders already voted in favor (with nearly 90% of the votes) in their advisory Say on Pay vote at last year’s Annual Meeting, the complaint still seeks to dispute the appropriateness of the 2020 Executive Options awarded to Ms. Powers, Mr. Goldman and Dr. Boynton.

9   Proposal 5 also relies on this summary as it states: “See Summary of Lawsuit under Proposal No. 3 above.”

In addition, although the equity compensation to the Directors is subject to stockholder approval and the process for that approval has not yet taken place, the lawsuit also seeks to dispute the 2020 options to the independent directors.
95.   To say the least, the Board’s summary of Plaintiff’s allegations — that Plaintiff “seeks to dispute” the “appropriateness” of the True-Up Awards — is not a complete and accurate disclosure of Plaintiff’s allegations. Indeed, even in this short description, the Board managed to make more materially false and misleading statements than accurate statements. For instance, Plaintiff does not “acknowledg[e]” that the True-Up Awards to Powers, Goldman, and Boynton were approved by “independent Board members.” To the contrary, Plaintiff alleged that the True-Up Awards were approved in a round-robin process in which each director was interested in the other directors’ awards. Nor did Plaintiff “acknowledg[e]” that “stockholders already voted in favor” of the True-Up Awards to Powers, Goldman, and Boynton. Given the advisory nature of the Say-on-Pay-Vote, Plaintiff’s position is that it has no bearing on what stockholders thought about the True-Up Awards. Nor did Plaintiff seek to challenge the True-Up Awards to Black, Jasinowski, and Malik despite the awards having been “subject to stockholder approval” all along. As the Complaint specifically alleged on the basis of the documents produced in connection with the Demand, the Individual Defendants had long abandoned that plan. To the extent the Individual Defendants wish to state their viewpoint on the True-Up Awards, they are of course free to do so. But in attributing these viewpoints to Plaintiff and describing them as having been alleged in the Complaint, the 2022 Proxy is materially false and misleading.
96.   Second, under Delaware law, stockholder “ratification” will have legal effect only if stockholders are specifically told the consequences of their vote. As it applies here, the “consequences” of a favorable vote on Proposal 3 would be to provide business judgment rule protection for the True-Up Awards granted to Powers, Goldman, and Boynton, thus effectively extinguishing Plaintiff’s claims on these awards. Yet, the 2022 Proxy fails to disclose this consequence (or any consequences of a favorable vote). Nor does the 2022 Proxy disclose the “consequences” if the stockholders reject Proposal 3 — for example, whether Powers, Goldman, and Boynton will return their True-Up Awards if Proposal 3 is rejected.
97.   Third, stockholder “ratification” will have legal effect only if it is approved in a fully informed vote of disinterested stockholders. However, each of the Directors are being permitted to vote the shares of Northwest Biotherapeutics common stock they currently own on Proposal 3. As stated in the 2022 Proxy, approval of Proposal 3 “requires the affirmative vote of a majority of the votes cast at [the 2022] Annual Meeting.” And as further stated in the 2022 Proxy, all 1,052,853,960 shares of common stock outstanding as of October 31, 2022 will be “entitled to vote” at the 2022 Annual Meeting.
98.   Finally, Proposal 3 is improperly structured, as it “bundles” together what should be separate proposals for Powers, Boynton, and Goldman. Stockholders may well have different views on the compensation awarded to Powers, Boynton, and Goldman, who are dissimilarly situated with respect to the True-Up Awards. Because stockholders are not being permitted to vote separately on these distinct matters, the vote on Proposal 3 is structurally unsound and no ratification effect can be achieved.
DEMAND FUTILITY ALLEGATIONS
99.   Plaintiff realleges each allegation contained above as if set forth herein.
100.   Plaintiff brings this action derivatively on behalf of Northwest Biotherapeutics to redress injuries suffered, and to be suffered, by the Company as a direct and proximate result of the Individual Defendants’ misconduct.
101.   Plaintiff has owned Northwest Biotherapeutics stock continuously throughout the course of wrongful conduct and continues to hold Northwest Biotherapeutics common stock.
102.   Plaintiff will adequately and fairly represent the interests of Northwest Biotherapeutics in enforcing and prosecuting its rights, and has retained counsel with substantial experience in stockholder derivative litigation.
103.   At the time of this filing there are five directors on the Board: Black, Boynton, Jasinowski, Malik, and Powers (the “Current Board”). Each member of the Current Board has been named as a defendant in this action.

104.   Plaintiff did not make a demand on the Current Board prior to instituting this action because such a demand would be futile.
105.   Each member of the Current Board, and therefore a majority of the Current Board, received the True-Up Awards. Each Current Board member thus has a strong financial incentive to refuse to authorize any corrective action that would involve the rescission, cancellation, or disgorgement of the True-Up Awards. Accordingly, because each member of the Current Board is interested in the True- Up Awards, none of them would be able to impartially consider a demand. Demand is therefore excused.
106.   The True-Up Award that each Individual Defendant received cannot be separated for demand futility purposes from the True-Up Awards received by the other Individual Defendants. This is notwithstanding the Individual Defendants’ transparent attempt to separate the transaction by having the non-employee directors approve the awards for the executive directors and the executive directors approve the awards for the non-employee directors.
107.   As described above, the True-Up Awards were, among other things, developed in the same tainted process, based on the same improper rationale, approved within days of each other (May 23rd and May 29th, 2020), and effectively constitute one transaction. Because each Individual Defendant received a True-Up Award, none of them would be able to impartially consider a demand seeking the rescission of another Individual Defendant’s True-Up Awards, as any attempt to do so would require them to question the fairness of their own award.
108.   Moreover, as executives of the Company and with their principal source of income based on their employment with the Company, Powers and Boynton lack independence from the Company’s non-employee Directors (who are responsible for establishing the executive compensation program). In its 2021 Proxy, the Company acknowledges that Powers and Boynton are not independent. Accordingly, demand is excused as to Powers and Boynton for this reason as well.
CLASS ACTION ALLEGATIONS
109.   Pursuant to Court of Chancery Rule 23, Plaintiff brings this action on his own behalf and as a class action on behalf of those who held Northwest Biotherapeutics stock as of the close of business on October 31, 2022, which is the record date for stockholders entitled to vote at the 2022 Annual Meeting, and who continue to hold shares through the present (the “Class”). The Individual Defendants are excluded from the Class, as are the Individual Defendants’ affiliates, immediate families, legal representatives, heirs, successors or assigns, and any entity in which the Individual Defendants have or had a controlling interest.
110.   The action is properly maintainable as a class action.
111.   The Class is so numerous that joinder of all members is impracticable. The Company had 1,052,853,970 shares of common stock outstanding and 972,700 shares of preferred stock outstanding as of October 31, 2022. While the exact number of Class members is unknown to Plaintiff at this time and can only be ascertained through discovery, there likely are thousands of members in the Class.
112.   Questions of law and fact are common to the Class, including, inter alia, the following:
(i)
Whether the 2022 Proxy omits material information and/or includes materially false and misleading information in connection with the Proposals;

(ii)
Whether the Director Defendants breached their fiduciary duties by failing to disclose all material information and/or by presenting false and misleading information in connection with the Proposals;

(iii)
Whether the vote on Proposal 3 constitutes proper stockholder “ratification” under Delaware law; and

(iv)
Whether Plaintiff and other members of the Class have been or will be harmed by the wrongs complained of herein and, if so, what is the proper remedy.

113.   Plaintiff is committed to prosecuting this action and has retained competent counsel experienced in litigation of this nature. Plaintiff’s claims are typical of the claims of other members of the Class and

Plaintiff has the same interests as other members of the Class. Plaintiff is an adequate representative of the Class and will fairly and adequately protect the interests of the Class.
114.   The prosecution of separate actions by individuals members of the Class would create the risk of inconsistent or varying adjudications with respect to individual members of the Class that would establish incompatible standards of conduct for the Director Defendants, or adjudications with respect to individual members of the Class that would as a practical matter be dispositive of the interests of the other members not parties to the adjudications or substantially impair their ability to protect their interests.
115.   The Director Defendants have acted, or refused to act, on grounds that apply generally to the Class, and caused injury to the Class, such that final injunctive or declaratory relief is appropriate on behalf of the Class as a whole.
116.   The questions of law and fact common to the members of the Class predominate over any questions affecting only its individual members, such that a class action is superior to any other available method for fairly and efficiently adjudicating the controversy.
COUNT I
Breach of Fiduciary Duty
(Derivative Claim Against the Individual Defendants)
117.   Plaintiff re-alleges each allegation contained above as if set forth herein.
118.   As directors and officers of the Company, each Individual Defendant owes fiduciary duties to the Company and its stockholders.
119.   The Individual Defendants must prove the entire fairness of the True- Up Awards, which they awarded themselves in a conflicted transaction.
120.   Defendants Black, Boynton, Jasinowski, Malik, and Powers breached their fiduciary duty of loyalty by granting themselves the improper and unfair True- Up Awards.
121.   Defendant Goldman breached his fiduciary duty of loyalty by accepting the improper and unfair True-Up Awards.
122.   As a result of the Individual Defendants’ actions, the Company has been and will be damaged.
123.   Plaintiff, on behalf of the Company, has no adequate remedy at law.
COUNT II
Unjust Enrichment
(Derivative Claim Against the Individual Defendants)
124.   Plaintiff re-alleges each allegation contained above as if set forth herein.
125.   Each Individual Defendant received improper and unfair financial benefits as a result of the True-Up Awards.
126.   It would be unconscionable and against fundamental principles of justice and equity for the Individual Defendants to retain the benefits of the improper and unfair True-Up Awards.
127.   Plaintiff, on behalf of the Company, has no adequate remedy at law.
COUNT IIII
Breach of Fiduciary Duty
(Individual and Class Claim against the Director Defendants)
128.   Plaintiff re-alleges each allegation contained above as if set forth herein.
129.   The Director Defendants owe fiduciary duties to the Company’s stockholders, including the duty to speak truthfully when seeking stockholder action.

130.   The Director Defendants breached their fiduciary duty by causing the Company to issue the 2022 Proxy that omitted material information and contained materially false and misleading representations in connection with the vote on the Proposals.
131.   As a result of the Directors Defendants’ breaches of fiduciary duty, Plaintiff and the Class are being, and will continue to be, harmed.
132.   Plaintiff and the Class have no adequate remedy at law.
COUNT IV
(Individual and Class Claim Against the Company and the
Director Defendants for Declaratory Relief)
133.   Plaintiff re-alleges each allegation above as if set forth in full herein.
134.   In Proposal 3, the Director Defendants are seeking stockholder “ratification” of the True-Up Awards granted to Powers, Boynton, and Goldman.
135.   To constitute legally binding “ratification,” the stockholder vote must, among other things, be a fully informed vote based on complete and accurate disclosures, stockholders must be told of the consequences of the “ratification,” and only disinterested stockholders may be permitted to vote. The vote on Proposal 3 fails in all three respects.
136.   In addition, Proposal 3 is improperly structured, as it “bundles” together what should be separate proposals for Powers, Boynton, and Goldman. Stockholders may well have different views on the compensation awarded to Powers, Boynton, and Goldman, who are dissimilarly situated with respect to the True-Up Awards. Because stockholders are not being permitted to vote separately on these distinct matters, the vote on Proposal 3 is structurally unsound and no ratification effect can be achieved.
137.   Plaintiff and the Class are entitled to a declaration that the vote on Proposal 3 does not constitute a legally binding “ratification” under Delaware law.
138.   Plaintiff and the Class have no adequate remedy at law.
PRAYER FOR RELIEF
WHEREFORE, Plaintiff requests entry of an order of judgment as follows:
A.   Finding that any demand upon the Current Board concerning the wrongdoing complained of herein would be futile;
B.   Declaring this action, as to Counts III and IV, to be a properly maintained class action, and certifying Plaintiff as the Class representative and his counsel as Class counsel;
C.   Finding that Defendants breached their fiduciary duty to the Company’s stockholders;
D.   Rescinding, cancelling, and/or ordering disgorgement of the True-Up Awards, including all shares of Northwest Biotherapeutics common stock issued through any exercise of the True-Up Awards;
E.   Finding that the 2022 Proxy omitted material information and contained materially false and misleading information in connection with the Proposals;
F.   Declaring that the purported “ratification” vote on Proposal 3 does not constitute legally binding stockholder ratification under Delaware law;
G.   Declaring the stockholder votes on the Proposals to be ineffective and invalid;
H.   Awarding restitution and damages, including rescissory damages, against all Defendants in favor of the Company as a result of Defendants’ breaches of fiduciary duties, plus pre-judgment and post-judgment interest;
I.   Awarding Plaintiff the costs and disbursements of this action, including reasonable allowance of fees and costs for Plaintiff’s attorneys, experts, and accountants; and

J.   Granting Plaintiff such other and further relief as the Court may deem just and proper.

Dated: December 30, 2022
SMITH, KATZENSTEIN & JENKINS LLP

/s/ David A. Jenkins

David A. Jenkins (No. 932)
Neal C. Belgam (No. 2721)
Jason Z. Miller (No. 6310)
1000 North West Street, Suite 1501
P.O. Box 410
Wilmington, DE 19899 (courier 19801)
daj@skjlaw.com
ncb@skjlaw.com
jzm@skjlaw.com

Attorneys for Lead Plaintiff Glenn F. Schaeffer
Of Counsel:
Steven J. Purcell
Robert H. Lefkowitz
Anisha Mirchandani
PURCELL & LEFKOWITZ LLP
369 Lexington Avenue, Third Floor
New York, New York 10017
212-725-1000

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IN RE NORTHWEST BIOTHERAPEUTICS, INC. STOCKHOLDER LITIGATION	:	Civil Action No. 2022-0193-JTL

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Chancery Court Chambers
Leonard L. Williams Justice Center
500 North King Street
Wilmington, Delaware
Friday, November 17, 2023
4:00 p.m.

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BEFORE: HON. J. TRAVIS LASTER, Vice Chancellor

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TELEPHONIC RULINGS OF THE COURT ON DEFENDANTS' MOTION TO DISMISS

CHANCERY COURT REPORTERS
Leonard L. Williams Justice Center
500 North King Street - Suite 11400
Wilmington, Delaware 19801
(302) 255-0533

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APPEARANCES:

JASON Z. MILLER, ESQ.
NEAL C. BELGAM, ESQ.
Smith, Katzenstein & Jenkins LLP
-and-
STEVEN J. PURCELL, ESQ.
of the New York Bar
Purcell & Lefkowitz LLP
for Plaintiff

RUDOLF KOCH, ESQ.
ALEXANDER M. KRISCHIK, ESQ.
SANDY XU, ESQ.
NICHOLAS F. MASTRIA, ESQ.
Richards, Layton & Finger, PA
-and-
JONATHAN D. FORTNEY, ESQ.
MARK H. MIXON, JR., ESQ.
of the New York Bar
Gibson, Dunn & Crutcher LLP
for Defendants J. Cofer Black, Alton L. Boynton, Jerry Jasinowski, Navid Malik, Linda F. Powers, Leslie J. Goldman, and Nominal Defendant Northwest Biotherapeutics, Inc.

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THE COURT: Hello, everyone. This is Travis Laster joining.

Do we have a court reporter on the line?

THE COURT REPORTER: Yes, Your Honor. It's Karen.

THE COURT: Great, Karen. Thank you for being here.

I'm not going to ask for appearances since all I'm doing is giving you-all rulings. If you could please provide those separately to the court reporter.

I'd also ask you all to put your various listening devices on mute so that I can get through this as quickly as possible and everyone can hear without too many interruptions.

For starters, thank you all for attending. We're here so I can issue a ruling in Civil Action No. 2022-0193, which is captioned *In re Northwest Biotherapeutics, Inc. Stockholder Litigation*.

The defendants have moved to dismiss this action under Rules 23.1 and 12(b)(6). I am denying the defendants' motion to dismiss under

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Rule 23.1. I am granting in part the motion to dismiss under Rule 12(b)(6), but only as to Count IV. Otherwise I am denying the motion under Rule 12(b)(6).

We're dealing with a complaint that asserts four counts. Counts I and II are asserted derivatively on behalf of Northwest Biotherapeutics, which I'll call the "Company." Counts III and IV are asserted directly on behalf of a stockholder class.

The defendants fall into three groups. There are three nonemployee directors: J. Cofer Black, Navid Malik, and Jerry Jasinowski. I'll call them the "Nonemployee Directors." There are two inside directors: Linda Powers and Alton Boynton. There's one officer who's not a director, Leslie Goldman. She was a senior vice president and general counsel.

The company is engaged in clinical-stage biotechnology efforts. It has only minimal revenues and is still in the developmental stage for its product, which is a personalized immune therapy to treat a form of brain cancer known as glioblastoma.

At oral argument, defense counsel stressed that the defendants have been working and continue to work very hard in an effort to obtain the

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necessary approvals for life-savings drugs. That is certainly commendable. I'm glad they're doing that.

This action, however, involves less lofty issues. It's about alleged self-dealing and questions of corporate governance. Simply because are pursuing a socially commendable goal, like securing approval for life-saving drugs, doesn't give you a free pass on fiduciary duties, just as receiving a grant from the National Science Foundation to pursue life-saving research doesn't give you the ability to skim or extract benefits for yourself from that grant.

The factual story starts in 2018 when the directors approved option awards that gave the six defendants options for 84,280,000 shares with a fair value at grant date of $14,400,000. At the time, the company had 419,465,016 shares outstanding. The option gave the defendants beneficial ownership of 16 percent of the company's equity.

Now, that's all background. This action doesn't challenge the 2018 grants, but it's necessary for context.

Between 2018 and 2020, the company issued stock to raise capital. As a result of these raises, the number of outstanding shares issued

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increased by about 300 million shares. It rose to 710,282,469 shares as of June 12, 2020. What that also meant is the percentage ownership reflected by the defendants' options fell from 16 percent to 10 percent.

Starting in January 2020, the defendants discussed the concept of what they referred to as "true-up options." It is reasonable to infer by that that they meant additional options designed to bring their equity ownership back up to 16 percent.

According to the plaintiffs, the defendants viewed this as appropriate to offset the dilution they suffered from capital raising. The defendants, of course, have a different view of what they were trying to do. But at this stage, it is one reasonable inference to draw from the allegations and supporting documents that the defendants were interested in true-up options in the sense of trueing up their percentage ownership.

The defendants had no right to any fixed percentage of ownership, and they still have no right to any fixed percentage of ownership. Not only that, but there is no immediate reason to think that they had suffered any identifiable harm from the

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supposed dilution because assets came into the company in the form of capital that the company raised.

In fact, if the defendants truly believed that they had suffered dilution as a result of the capital raises, then they were implying that they had done a bad job raising capital because they had raised capital for too little and harmed themselves along with the company's other stockholders.

In March 2020, the defendants discussed the true-up options again, this time for the Nonemployee Directors. The plan at the time seems to have been to seek stockholder approval for those grants. As it turned out, the defendants didn't seek stockholder approval for those grants until two years later in 2022. But there was at least discussion at the time of the concept of seeking stockholder approval for those grants.

On May 23, 2020, Powers and Boynton, the two officer directors, approved true-up options for the Nonemployee Directors. Note that the directors who approved the grants are officers who, in their executive capacities, reported to the Nonemployee Directors who comprised the board

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majority.

Three days later, on May 26, 2020, Powers emailed the compensation committee a list of proposed true-up awards for employees that included awards for the three officer defendants.

On May 29, 2020, three days after receiving the list, the compensation committee approved those recommendations. During a board meeting the Nonemployee Directors approved the true-up awards. That was six days after the executive directors had approved true-up awards for the Nonemployee Directors.

In total, the awards covered 134 million shares with a grant date value of $40.6 million.

On November 25, 2022, so two years after these events, the company filed a preliminary proxy statement that identified certain items of business that would be considered at the company's upcoming stockholders meeting. One of those items was to ratify the stock option awards that were made to the company's executive officers in 2020. Another was to approve the option awards made in 2020 to the Nonemployee Directors.

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The annual meeting took place on December 30, 2022. During that meeting, the stockholders voted in favor of the awards to the executive officers with 90 percent of the votes cast in favor, representing just under 57 percent of all eligible votes. They also voted in favor of the awards to the Nonemployee Directors, again, with a vote of 90 percent of those cast and 57.6, so call it 58 percent of all eligible votes.

The plaintiffs challenge the effectiveness of those ratifying votes based on disclosure violations.

After these events, there was an amended complaint that was filed. That is the complaint that has the four counts. Count I is for breach of fiduciary duty based on the 2020 options. Count II is for unjust enrichment based on the 2020 options. Count III is for breach of fiduciary duty based on false and misleading disclosures in connection with the vote that took place in 2022. And Count IV seeks a declaratory judgment that the 2022 vote did not have any ratifying or approving effect.

As I noted at the outset, defendants have moved to dismiss all the counts under Rule

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12(b)(6). They've moved to dismiss Counts I and II under Rule 23.1.

I'm going to start with Count III of the complaint which seeks a determination that the vote in 2022 was ineffective.

For pleading purposes, that issue is coextensive with the affirmative defense raised by the defendants that the compensation awards were subject to stockholder approval and then approved by the stockholders at the 2022 meeting. It's also a key step in determining what standard of review applies to the directors' decisions, so it's a logical starting place.

"[A] fully informed, non-coerced stockholder vote cleanses an interested transaction and changes the standard of review from entire fairness to an irrebuttable version of the business judgment rule where the only remaining challenge is waste," at least in a situation where there's not a conflicted controlling stockholder. You can find that statement of law in many places. I'm paraphrasing *New Enterprise Association v. Rich* from earlier this year.

A ratification defense, if successful, would require that the plaintiffs plead waste rather

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than breach of fiduciary duty. And waste in that setting is effectively impossible to plead because waste requires a transaction that no person rationally would approve and you have a bunch of people -- namely, the stockholders -- who have approved it.

By contrast, if the vote was ineffective because the stockholders were not fully informed, then the fiduciary duty claims in this case would be subject to entire fairness. So what that means is that a failure to adequately disclose all material facts has a big effect on the standard of review. It also can serve -- or the analysis of this can serve as an independent basis for liability for the purposes of disclosure claim.

In this case, it is reasonably conceivable that the stockholder vote was not fully informed in at least three ways: First, the admission of the true-up purpose; second, the statement that compensation awards were based on market data and practices; third, the failure to include the effects of a negative vote.

Each of those statements or omissions, when the proxy statement is read as a whole and the allegations are viewed in the light most favorable to

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the plaintiff, are materially misleading.

Let's start with the true-up purpose. The company's proxy statement lists certain factors and considerations that the decision to approve the awards were based on. That discussion omits any mention of the fact that the awards were based on a desire by the defendants to counteract the dilution that they personally suffered from issuances since 2018.

It is reasonable to infer, based on the allegations of the complaint and the documents it incorporates by reference, that the options were, in fact, true-up options that were, in fact, granted at least in part for that purpose such that it should have been disclosed.

The true-up rationale is material because it would alter the total mix of information. First, it means that for no additional consideration the executives and directors were awarding themselves additional stock options just to keep their ownership percentage constant. Stockholders would want to know that that was happening and that the directors and officers, for some reason, thought they were entitled to a fixed percentage of the company.

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The true-up rationale also would suggest, or could enable a reasonable stockholder to consider, that the officers and directors were receiving awards not based on any successes in advancing the company's business but because they had issued almost 300 million more shares to raise capital. Stockholders would want to know that the awards were not actually tied to scientific accomplishments or the advancement of the company's business, but rather, simply, resulted from capital raising.

Third, the true-up rationale would suggest that the officers and directors had issued those 300 million shares for less than fair value because, but for that inference, there would be no reason for the officers and directors to true-up anything. The company would have gotten fair value for the issuance. The value of the officers' and directors' interest in the company would have remained constant, even though their percentage ownership interest would have declined. And so the stockholders would want to know that, for whatever reason, the officers and directors thought that they had undersold the stock such that they had suffered dilution that

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needed to be trued up.

So for all these reasons, the true-up purpose needed to be disclosed. Its omission was material. It was not an example of self-flagellation. It was a fact -- or at least as alleged, was a fact that was at least one, if not the major, purpose behind the awards.

The next omission deals with the extent to which the grants of the options were based on market data and practices. The plaintiffs have successfully pled facts leading to a reasonable inference that that statement was simply false.

In the 2022 proxy, the proposal for the nonemployee director awards states that the awards were based on market data and practices. According to a set of board meeting minutes dated May 23, 2020, the board of directors at least touched on market factors while discussing the nonemployee director awards. But there's zero indication that the board reviewed any data. The minutes don't reference any discussion. No document relating to market data was produced as part of the Section 220 demand. It's reasonable to infer that this was at best an offhand reference and that, in fact, the options were granted as a true-up effort

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to bring the directors' and officers' equity stake back up to 16 percent rather than based on any market practice regarding compensation or anything of that sort.

The third material omission was the failure to disclose the effect of rejecting the proposals. Here, the awards were conditioned on stockholder approval. It would have been material, therefore, for the stockholder to know that a negative vote would actually result in some of the awards literally not being approved, as in not going into effect.

That is different from a ratifying vote where the awards are there, they're going to be there regardless, and all the stockholders are doing is potentially approving them in the sense of true ratification which could have the effect of changing the standard of review. But it doesn't mean that they're simply not going to be there.

So this is a situation where nonapproval doesn't simply have an effect on the standard of review and the options will be there in any event. It's a situation where nonapproval changes the *status quo* and, in my view, therefore, it is

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reasonably conceivable that the failure to disclose that fact was material.

I don't think the plaintiffs' other disclosure challenges are actionable. I don't think the statement about a six-year wait on receiving compensation altered the total mix of information. I think it was very poorly drafted, but I don't think it was something that altered the total mix.

I also don't think that the statements about the lawsuit materially mischaracterize the claims. But the fact that these other alleged omissions don't make it across the finish line doesn't change the outcome because of the three that I think exist.

Now, one of the things that the defendants have done is they've relied on the fact that they publicized a copy of the plaintiffs' lawsuit, which they say was sufficient to disclose fully and fairly all material information within the board's control.

That doesn't do the trick. What stockholders are entitled to -- and the plaintiffs are representing the stockholders -- is information from their fiduciaries that is true and correct and

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materially complete. It isn't sufficient for fiduciaries to put out something that they don't agree with and that they plan to contest and say, "Hey, look at this, and think whatever you want about it." It is the responsibility for the fiduciaries to provide the disclosures that are necessary.

So that analysis of Count III means that the vote was ineffective. And on that basis, we can start thinking about some of the other counts and pivot over to Rule 23.1.

"Rule 23.1 requires that when a stockholder ... assert[s] [] derivative claim[s], the complaint must 'allege with particularity the efforts, if any, made by the plaintiff to obtain the action the plaintiff desires from the directors ...'" and the reasons why the plaintiff's effort to obtain that action fell short or why the plaintiff didn't make the effort. That's a paraphrase of *Zuckerberg* and 23.1 itself.

Rule 23.1 requires particularized facts sufficient to raise a reasonable doubt concerning the ability of directors to consider a litigation demand impartially.

Neither the particularity requirement

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nor the demand standard means that a Court draws inferences in favor of the defendants. It means that if the plaintiff has pled a sufficiently particularized allegation, the Court credits it and the Court also credits the inferences that can be drawn from that allegation.

In determining whether demand is excused in this case, I follow the standard that was set forth by the Delaware Supreme Court in *Zuckerberg* in 2021.

Demand is excused for Count I and Count II because the two rounds of option grants were inferably a round-robin *quid pro quo*, such that each set of directors -- the executive directors and the Nonemployee Directors -- received a material benefit from the alleged misconduct. That means that the two sets of grants end up being self-interested conduct, which means that everybody is disqualified under element one of the *Zuckerberg* test which asks whether the director received a material personal benefit.

You could also infer that because this is going to be an entire fairness case, the directors face a substantial likelihood of liability. You get the same result either way.

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Let's look at Count I and Count II. The defendants seek dismissal of the claims related to the executive awards on the theory that, as to those grants, the Nonemployee Directors were independent. And the defendants argue that although the Nonemployee Directors may have received awards that were approved by the executives, those awards were not explicitly tied to the executive awards, and at least when they were being contemplated there was some discussion that those awards would require stockholder approval.

So all of this raises the question of whether to view the two approvals as a unitary act or to consider them collectively. At this stage, it's reasonable to infer that they were a *quid pro quo* and, thus, for pleading purposes need to be considered as a single act.

In reaching that conclusion, I rely on the *National Auto Credit* case from the Court of Chancery in 2003, as well as the *Investors Bancorp.* stockholder litigation case from the Delaware Supreme Court in 2017.

I'm going to read a quote from *National Auto Credit*, page *9 of that decision. "In deciding whether to consider a sequence of

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transactions separately or collectively, the Court reviews the circumstances surrounding the challenged transactions, as alleged by the particularized facts of the complaint, to decide whether it can be reasonably inferred that those transactions constituted a single, self-interested scheme. The timing of the transactions factors significantly into the Court's decision."

I'm now going to read an even lengthier quote from investors bank Corp. "Although showing a *quid pro quo* might be one way of proving interestedness or lack of independence, it is not a requirement. Rather, the focus is on the acts being challenged and the relationship between those acts and the directors who approved them. Here, immediately after the Investors Bancorp stockholders approved the EIP, the directors held a series of nearly contemporaneous meetings that resulted in awards to both the non-employee directors and the executive directors. It is implausible to us that the non-employee directors could independently consider a demand when to do so would require those directors to call into question the grants they made to themselves. In other words, '[i]t strains reason to argue that a

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defendant-director could act independently to evaluate the merits of bringing a legal action against any of the other defendants if the director participated in the identical challenged misconduct.' Thus, demand is excused for the claims made against the non-employee directors and executive directors."

I think *National Auto Credit* and *Investors Bancorp.* point the way to the outcome in this case. In *National Auto Credit*, the resolutions were adopted at the same meeting and within minutes of each other, so it was relatively easy for the Court in that case to consider both transactions as one unitary transaction for purposes of deciding demand futility.

In *Investors Bancorp.*, the awards were granted on the same day. And the compensation decisions involved extraordinary grants of options.

There's a third case, *Vaxart*, where the Court considered two related decisions decided five days apart as a single transaction.

So if I look at the facts here, I think there is sufficient linkage between the nonemployee director awards and the executive awards to call into question the disinterestedness of all the directors for purposes of demand futility.

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Now, I concede, as the company argues, that these separate compensation decisions took place on different dates at different meetings and with no interested person present at either meeting. But the compensation awards were only six days apart and both grants were true-up awards. They look, at this stage, like they are part of a single effort and a *quid pro quo*.

The defendants also argue that the nonemployee director awards were conditioned from the start on stockholder approval and, therefore, could not be viewed as a benefit. They say, therefore, there couldn't be a *quid pro quo* because there were other steps that had to be accomplished before those awards could take place.

We're not dealing here with issues of causation. We're not looking for what was the single efficient cause of the benefit. We're simply asking whether there was a benefit.

The nonemployee director awards were subject to at least two hurdles. First, they had to get approved at the board level. Second, they had to get approved at the stockholder level.

When the executive directors approved

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the nonemployee awards, they satisfied the board-level approval requirement. That gave the nonemployee directors something of value, namely, grants -- large grants -- that were halfway home to being approved and valid.

Even though the awards were conditioned on stockholder approval, the executive directors' action got them the first part of the way there and enabled the nonemployee directors to be in a position to get their awards approved.

Since lawyers tend to get caught up on causation concepts, let's try to think of some simple real-life scenarios that illustrate what we're talking about here. How about a lottery ticket.

To win the lottery, you have to do two things. You have to first get a lottery ticket, and then the lottery has to call your number. If I give you a lottery ticket, I have satisfied the first of the requirements and given you something of value. I have cleared that first hurdle for you. That has worth. That is why people have to pay for lottery tickets. Winning is still dependent on the lottery calling the number on your ticket. And certainly there remains a possibility, even an overwhelming

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probability, that that won't happen. But you have still received a benefit from getting the lottery ticket.

So what should be immediately apparent is this same analysis applies to any option out there. There's the granting of the option, and then there's the fulfilling of the option. Both are necessary for the option to come home, but the granting of the option itself is clearly a benefit.

Let's take another example. Let's take a sports metaphor. Assume that 12 teams quality for the playoffs and the first four get a first-round bye. Under the defendants' reasoning, getting that first-round bye is utterly worthless and nothing of value because you still have to win the quarterfinals, the semifinals, and the finals.

I think it's safe to say that many coaches, many general managers, many teams, would understand that getting a first-round bye is something of value. It is certainly reasonably conceivable that it is something of value.

So applied to this case, it is reasonably conceivable that when the executive directors gave the approval for the options, even

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though they were still subject to stockholder approval, and then even though before there was actually any value to generate in terms of pocket value, the conditions for the options would have to come home, there was value associated with that initial grant. And that's enough for a benefit. That's enough for a *quid pro quo*.

Therefore, demand is excused as to Counts I and II, and the Rule 23.1 motion is denied.

This brings me to the Rule 12(b)(6) motion. The good news is we've basically done all the work necessary to run through this.

For 12(b)(6), the Court "accepts all well pleaded factual allegations as true," and "draws all reasonable inferences in favor of the [plaintiff]." That's the *Central Mortgage* case from 2011.

If we start again with Count III, we've already done the analysis. Directors of Delaware corporations have a "duty to disclose fully and fairly all material information within" their control when seeking stockholder action. That duty attaches to proxy statements. That's a paraphrase of the *Gantler v. Stephens* case.

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I've already explained to you in the context of analyzing the effectiveness of the votes that there were at least three material misstatements, so there is a claim for breach of the duty of disclosure here.

We then turn to Count I. Without ratification of the defense, Count I clearly states a claim because it supports an inference that this was an interested transaction to which entire fairness applies. This is a straightforward application of *Investors Bancorp.* which holds that, "Although authorized to do so by statute, when the board fixes its [own] compensation, it is self-interested in the decision because the directors are deciding how much they should reward themselves for board service." That's from page 1217 of that decision.

This case is one step removed because there was a clever effort to split up a single approval into two round-robin approvals. But at least at the pleading stage, that is inferably a formality. It is not a substantive distinction.

The plaintiffs, in terms of harm as to why the transaction is not entirely fair, have alleged plausibly -- and that means that it's above the

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reasonably conceivable standard -- that the awards for the nonemployee directors far exceeded yearly compensation for similar directors at peer companies.

The complaint alleges that the average yearly compensation for nonemployee directors ranges between $52,000 per year and $560,000 per year. The option awards for the nonemployee directors were valued at $1,497,000 and $1,250,000, depending on the nonemployee director in question, plus they got a $150,000 retainer.

So even if I credit that the option awards were allocated across three years, that's still a lot of money and is inferably above what would be entirely fair.

It also supports an inference that this was just a purely self-interested transaction. It just doesn't make a lot of sense that a certain set of privileged stockholders would get to maintain their ownership percentage of the corporation without paying for those shares. It becomes even stranger when you consider that the rationale for these awards implicitly says that these same privileged stockholders -- namely, the directors -- didn't do a good job raising capital and, therefore, had to save

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themselves from the dilution they inflicted on themselves and they are, therefore, plausibly -- and again, that's a higher standard than reasonably conceivable -- seeking to protect themselves from the dilution that they inflicted on everyone else.

Now, the defendants have to tried to argue that really the true-up awards were a way to value the work that the directors and executives had done and was an incentive to keep them around. That isn't a persuasive justification at the pleading stage, particularly when there's so many references to these being true-up awards.

It is a plausible inference that true-up awards were not meant as a way of keeping the directors around or compensating them, but were rather meant to true up their position in the company so that it was the same before the capital raises. So what we have, as a result, is a reasonable inference that the self-interested compensation was not entirely fair.

Now, I haven't yet discussed Goldman, but this count states a claim against Goldman as well. The plaintiffs allege that Goldman breached the fiduciary duty of loyalty by accepting the true-up awards.

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A plaintiff has to plead the knowingly wrongful acceptance of compensation in bad faith to state a claim. Bad faith in this context can be shown through a finding that the acceptance was clearly improper.

The plaintiffs allege that Goldman participated in every meeting where the true-up awards were discussed. Goldman is senior vice president and general counsel of the company. Goldman would inferably have been actively involved in the plan to true up the directors' equity holdings. That inference is strengthened by the amount of the grant that Goldman received.

It's inferable, therefore, that Goldman had knowledge of and, indeed, was the architect of the true-up awards, as well as the plan to split these things up into two closely connected votes, as well as the plan to omit that factor from the proxy statement. So Goldman is sufficiently connected to all of this. The motion to dismiss Count I is denied as to Goldman.

We're almost to the end.

Count II states a claim for unjust enrichment. That's the unjust retention of a benefit

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to the loss of the other, another, or the retention of money or property of another against fundamental principles of justice, equity, or in good conscience.

We've gotten to the point where unjust enrichment in this setting -- where there's no issue of the Court of Chancery's jurisdiction -- only requires really three elements: an enrichment, a relationship between the challenged enrichment and an invasion of the plaintiff's protected interests and the absence of justification. All are met here.

There is an enrichment; namely, millions of dollars in stock options. There's an impoverishment. And you can view the impoverishment as two ways. Under *Brookfield*, the required way to view the impoverishment is to view it as a loss by the company of shares that otherwise would have been in its treasury, and hence the derivative nature of the claim. I can also diagram for you quite clearly how there's also an impoverishment at the stockholder level based on reallocation of stockholder value.

There's also no justification for this, at least inferably no justification at the pleading stage. True-up awards aren't a thing. The term "true-up" is readily understandable. But there's

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no suggestion that people who are insiders get to go around trueing themselves up just so they get to keep the same ownership interest in the company. It just doesn't follow. It's straight up self-dealing.

So it is inferable at this stage that there was no justification and, hence, there could be unjust enrichment here.

Now, just because a practice is uncommon doesn't mean it is *de facto* improper. But here, I think it's inferrable at the pleading stage that this is an unjustified benefit.

I also want to touch on Count IV. This is a declaration that the stockholders did not ratify the senior officer's compensation. I don't see why we need this. It's not that I disagree with it, but it seems to me that the analysis is fully covered by everything else we're talking about. If I'm going to analyze the fiduciary duty allegations, obligations, and requirements under Count I, I'm going to have to determine the answer to Count IV.

As Vice Chancellor Glasscock held in *Lipman v. GPB Capital Holdings*, this type of count is superfluous and I'm dismissing it. If I turn out to be wrong about that, and somebody can show me at a

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later point that we need this declaratory judgment claim for some reason, then this is, quite clearly, an interlocutory ruling. But at present, I don't see why we need an additional count to get to something that I'm necessarily evaluating as a part of the process of evaluating the other counts.

So that brings us to the end. To go back to the beginning and summarize where we are, I'm granting the motion to dismiss as to Count IV. That's on the basis of Rule 12(b)(6). Otherwise, I'm denying the motion to dismiss under Rule 12(b)(6), and I'm also denying the motion to dismiss under 12.1.

Folks need to come up with a plan for moving this litigation forward. It'd be great to get a scheduling order on file that is going to plot out how we're going to get to the finish line, at least on the trial level. Obviously, though, it will entail some discovery and, if necessary, a trial. And we may find out that things are not as pled.

But at least for purposes of today, I have to take the allegations of the complaint as true and I've given you my pleading-stage rulings.

I appreciate you bearing with me for this oral ruling. I know it can be trying to listen

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to somebody speak for this long. I appreciate everyone bearing with me, and I hope you all have a good weekend.

Good-bye.

(Proceedings concluded at 4:43 p.m.)

- - -

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CERTIFICATE

I, KAREN L. SIEDLECKI, Official Court Reporter for the Court of Chancery for the State of Delaware, Registered Diplomate Reporter, and Certified Realtime Reporter, do hereby certify that the foregoing pages numbered 3 through 33 contain a true and correct transcription of the rulings as stenographically reported by me at the hearing in the above cause before the Vice Chancellor of the State of Delaware, on the date therein indicated, except as revised by the Vice Chancellor.

IN WITNESS WHEREOF I hereunto set my hand at Wilmington this 20th day of November, 2023.

/s/Karen L. Siedlecki

Karen L. Siedlecki
Official Court Reporter
Registered Diplomate Reporter
Certified Realtime Reporter

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Northwest Biotherapeutics, Inc.Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 1:00 AM Eastern Time, on June 29, 2024.OnlineBefore the Meeting vote at www.investorvote.com/NWBO or scan the QR code - login details are located in the shaded bar below.Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Annual Meeting Proxy CardPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/NWBOq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qA Company Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 - 5.1. To elect two members to our Board of Directors to serve as Class I Directors for a term of three years:For Withhold01 - Dr. Alton L. Boynton02 - Ambassador J. Cofer Black2. To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;3. To ratify the same option awards that were made in 2020 to the named executive officers and for which the stockholders already voted in favor in an advisory vote at the 2021 Annual Meeting and in a ratification vote at the 2022 Annual Meeting;For Against AbstainFor Against Abstain4. To ratify the same option awards that were made in 2020 to the non-executive Directors on the Board of Directors, and that were previously reported and previously approved by stockholders at the 2022 Annual Meeting;5. To approve, on an advisory basis, the Company’s executive compensation; and6. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.For Against AbstainFor Against AbstainB Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.1 U P X +

The Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc. will be held on Saturday, June 29, 2024 at 1:30 p.m. Eastern Time at the offices ofGibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, 2nd floor, Washington, DC 20036Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NWBOq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProxy — Northwest Biotherapeutics, Inc. +Notice of Annual Meeting of StockholdersSaturday, June 29, 2024 at 1:30 p.m. Eastern TimeProxy Solicited by Board of Directors for Annual MeetingLinda F. Powers and Leslie J. Goldman (the “Named Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc. to be held at 1:30 p.m. Eastern Time on Saturday, June 29, 2024 at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, 2nd floor, Washington, DC 20036, or at any postponement or adjournment thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominees named in Proposal 1 becomes unable or unavailable to serve).Shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If a properly executed proxy is returned and no such directions are indicated, the Proxies will have authority to vote FOR the Class I Director nominees listed in Proposal 1, and FOR Proposals 2 - 5. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.(Items to be voted appear on reverse side.)C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right if you plan to attend the Annual Meeting.+